UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

This report on Form N-CSR relates solely to the Registrant's Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio series (each, a "Fund" and collectively, the "Funds").

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Initial Class	16.42%	0.74%	8.99%
VIP Contrafund Portfolio - Service Class	16.31%	0.64%	8.88%
VIP Contrafund Portfolio - Service Class 2	16.14%	0.49%	8.72%
VIP Contrafund Portfolio - Investor Class A	16.34%	0.65%	8.91%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Robert Stansky, Head of Fidelity's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share classes modestly outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, the primary driver of performance was security selection by our sector-focused co-managers. The fund also benefited from some of our active positions at the industry level. Our picks were strongest in utilities and consumer staples. Positioning in telecommunication services, health care and materials also provided a lift. Conversely, results were hampered by security selection in energy and financials, as well as positioning in consumer discretionary and industrials. Looking at individual stocks, a sizable overweighting in Apple was the top contributor. The company's iPad® tablet and iPhone® smartphone continue to define their respective categories, helping the stock maintain its run of strong performance, despite slipping during the fourth quarter. Also in tech, we did not own chipmaker and index component Intel and largely avoided computer and peripherals firm Hewlett-Packard, each of which was a good call. We believed these PC-focused companies were not well-positioned to capitalize on the popularity of tablets and smartphones. Hewlett-Packard was not held at period end. The tech sector also included a notable detractor, memory-chip maker SanDisk. The stock lost significant ground during the first half of 2012 on weak sales of PCs and consumer devices. In energy, the fund was hurt by an out-of-index position in integrated oil firm Royal Dutch Shell, which we held due to what we believed was an attractive valuation, along with the company's improved growth and free cash flow profile - the result of several major projects to start production. But the stock fell during the period and hampered relative performance. Lastly, we lost ground by avoiding strong-performing home-improvement retailer and index member Home Depot, but our ownership of Lowe's Companies, its chief competitor, offset most of the negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.64%
Actual		$ 1,000.00	$ 1,063.90	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25
Service Class	.74%
Actual		$ 1,000.00	$ 1,063.50	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76
Service Class 2.89%
Actual		$ 1,000.00	$ 1,062.80	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.52
Service Class 2R	.89%
Actual		$ 1,000.00	$ 1,062.80	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.52
Investor Class	.73%
Actual		$ 1,000.00	$ 1,063.30	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.6	6.9
QUALCOMM, Inc.	2.5	2.3
Exxon Mobil Corp.	2.4	1.6
General Electric Co.	2.2	1.8
Pfizer, Inc.	2.2	1.7
Procter & Gamble Co.	2.0	2.1
Capital One Financial Corp.	1.9	1.7
The Coca-Cola Co.	1.8	2.1
Comcast Corp. Class A	1.8	1.8
JPMorgan Chase & Co.	1.6	0.5
	24.0
Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	20.2
Financials	15.9	14.7
Health Care	11.7	11.5
Energy	10.8	10.6
Consumer Discretionary	10.6	10.5
Consumer Staples	10.5	11.1
Industrials	10.5	10.2
Materials	3.6	3.4
Utilities	3.5	3.7
Telecommunication Services	2.4	2.0
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks and Equity Futures 99.1%		Stocks and Equity Futures 98.1%
	Convertible Bonds 0.0%†		Convertible Bonds 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	11.1%	** Foreign investments	13.9%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Hotels, Restaurants & Leisure - 1.4%
Domino's Pizza, Inc.	967,870	$ 42,150,739
Dunkin' Brands Group, Inc.	566,661	18,801,812
Icahn Enterprises LP rights (a)	363,975	4
Starbucks Corp.	989,322	53,047,446
Yum! Brands, Inc.	1,647,924	109,422,154
		223,422,155
Internet & Catalog Retail - 1.3%
Liberty Media Corp. Interactive Series A (a)	4,692,540	92,349,187
priceline.com, Inc. (a)	180,322	112,016,026
		204,365,213
Media - 4.5%
Comcast Corp. Class A	7,697,521	287,733,335
DIRECTV (a)	2,281,215	114,425,744
Legend Pictures LLC (a)(h)(i)	2,062	3,821,257
News Corp. Class A	6,209,595	158,593,056
Sirius XM Radio, Inc. (d)	13,269,786	38,349,682
The Walt Disney Co.	2,400,034	119,497,693
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	11,499	4,312,125
		726,732,892
Multiline Retail - 0.6%
Dollar General Corp. (a)	1,626,280	71,702,685
Target Corp.	532,276	31,494,771
		103,197,456
Specialty Retail - 2.5%
AutoZone, Inc. (a)	192,169	68,110,459
CarMax, Inc. (a)	1,063,968	39,941,359
Limited Brands, Inc.	903,270	42,507,886
Lowe's Companies, Inc.	3,535,673	125,587,105
Tiffany & Co., Inc.	784,687	44,993,953
TJX Companies, Inc.	2,188,242	92,890,873
		414,031,635
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	747,260	36,264,528
TOTAL CONSUMER DISCRETIONARY		1,708,013,879
CONSUMER STAPLES - 10.5%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	552,671	48,129,107
Coca-Cola Bottling Co. CONSOLIDATED	128,771	8,563,272
Coca-Cola FEMSA SAB de CV sponsored ADR	30,147	4,493,109
Coca-Cola Icecek A/S	439,515	9,115,757
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	200,370	8,413,536

	Shares	Value
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,419,209	$ 50,225,807
Diageo PLC sponsored ADR	375,078	43,726,593
Embotelladora Andina SA sponsored ADR	228,456	8,674,474
Molson Coors Brewing Co. Class B	599,341	25,645,801
Pernod Ricard SA	379,779	44,062,305
Remy Cointreau SA (d)	212,448	23,361,602
The Coca-Cola Co.	7,982,545	289,367,256
		563,778,619
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	3,708,548	179,308,296
Drogasil SA	482,700	5,504,039
Kroger Co.	2,249,387	58,529,050
Safeway, Inc.	330,232	5,973,897
Wal-Mart Stores, Inc.	656,157	44,769,592
Walgreen Co.	541,501	20,040,952
		314,125,826
Food Products - 0.6%
Bunge Ltd.	360,992	26,240,508
Green Mountain Coffee Roasters, Inc. (a)	197,119	8,152,842
Mead Johnson Nutrition Co. Class A	499,180	32,890,970
Nestle SA	402,800	26,280,070
Unilever NV (NY Reg.)	132,581	5,077,852
		98,642,242
Household Products - 2.2%
Colgate-Palmolive Co.	411,231	42,990,089
Procter & Gamble Co.	4,721,058	320,512,628
		363,502,717
Personal Products - 0.2%
L'Oreal SA	213,216	29,667,395
Nu Skin Enterprises, Inc. Class A (d)	256,858	9,516,589
		39,183,984
Tobacco - 2.1%
Altria Group, Inc.	1,702,809	53,502,259
British American Tobacco PLC sponsored ADR	2,378,293	240,802,166
Philip Morris International, Inc.	386,892	32,359,647
Souza Cruz SA	586,300	8,928,288
		335,592,360
TOTAL CONSUMER STAPLES		1,714,825,748
ENERGY - 10.8%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	945,980	53,410,031
Ensco PLC Class A	1,153,801	68,397,323
Forum Energy Technologies, Inc.	595,150	14,729,963
Halliburton Co.	757,856	26,290,025
National Oilwell Varco, Inc.	1,133,592	77,481,013
Noble Corp.	1,288,601	44,869,087
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Ocean Rig UDW, Inc. (United States) (a)	792,900	$ 11,869,713
Oceaneering International, Inc.	271,218	14,588,816
Oil States International, Inc. (a)	126,678	9,062,544
Schlumberger Ltd.	748,379	51,855,181
Vantage Drilling Co. (a)	7,814,300	14,300,169
		386,853,865
Oil, Gas & Consumable Fuels - 8.4%
Anadarko Petroleum Corp.	1,360,903	101,128,702
Apache Corp.	716,928	56,278,848
Chevron Corp.	1,656,911	179,178,356
Cobalt International Energy, Inc. (a)	571,609	14,038,717
ENI SpA sponsored ADR	384,700	18,904,158
EQT Corp.	431,100	25,426,278
Exxon Mobil Corp.	4,503,070	389,740,709
Falkland Oil & Gas Ltd. (a)(d)	890,671	416,729
Hess Corp.	873,800	46,276,448
InterOil Corp. (a)(d)	403,982	22,433,120
Marathon Oil Corp.	2,278,558	69,860,588
Marathon Petroleum Corp.	1,229,405	77,452,515
Murphy Oil Corp.	538,295	32,055,467
Noble Energy, Inc.	423,250	43,061,455
Northern Tier Energy LP Class A	358,134	9,110,929
Occidental Petroleum Corp.	847,711	64,943,140
PBF Energy, Inc.	152,100	4,418,505
Phillips 66	488,082	25,917,154
Royal Dutch Shell PLC Class B sponsored ADR	1,027,688	72,852,802
Southcross Energy Partners LP	167,700	3,961,074
Suncor Energy, Inc.	1,982,110	65,180,274
The Williams Companies, Inc.	1,318,400	43,164,416
Western Gas Equity Partners LP	59,300	1,776,035
		1,367,576,419
TOTAL ENERGY		1,754,430,284
FINANCIALS - 15.9%
Capital Markets - 1.6%
Ameriprise Financial, Inc.	1,117,823	70,009,254
BlackRock, Inc. Class A	258,134	53,358,879
E*TRADE Financial Corp. (a)	972,427	8,703,222
Evercore Partners, Inc. Class A	361,500	10,913,685
Goldman Sachs Group, Inc.	214,700	27,387,132
Invesco Ltd.	705,493	18,406,312
Morgan Stanley	1,432,497	27,389,343
TD Ameritrade Holding Corp.	860,606	14,466,787
The Blackstone Group LP	1,329,635	20,729,010
UBS AG	401,916	6,289,536
		257,653,160

	Shares	Value
Commercial Banks - 3.0%
CIT Group, Inc. (a)	560,512	$ 21,658,184
First Horizon National Corp. (d)	2,146,415	21,270,973
Huntington Bancshares, Inc.	2,227,851	14,235,968
KBC Groupe SA	308,967	10,768,190
Lloyds Banking Group PLC (a)	18,868,433	15,036,146
M&T Bank Corp.	394,200	38,816,874
Synovus Financial Corp.	6,342,186	15,538,356
U.S. Bancorp	7,904,169	252,459,158
Wells Fargo & Co.	3,058,196	104,529,139
		494,312,988
Consumer Finance - 2.7%
Capital One Financial Corp.	5,240,510	303,582,744
Discover Financial Services	1,101,844	42,476,086
SLM Corp.	5,677,740	97,259,686
		443,318,516
Diversified Financial Services - 4.7%
Bank of America Corp.	20,331,420	235,844,472
Citigroup, Inc.	6,303,698	249,374,293
ING Groep NV (Certificaten Van Aandelen) (a)	916,125	8,701,339
JPMorgan Chase & Co.	6,088,719	267,720,974
		761,641,078
Insurance - 2.4%
ACE Ltd.	816,153	65,129,009
AFLAC, Inc.	516,867	27,455,975
Berkshire Hathaway, Inc.:
Class A (a)	288	38,609,280
Class B (a)	148,412	13,312,556
Direct Line Insurance Group PLC	4,241,500	15,014,558
Fairfax Financial Holdings Ltd. (sub. vtg.)	61,300	22,096,225
Hartford Financial Services Group, Inc.	2,314,667	51,941,127
MetLife, Inc.	1,909,790	62,908,483
The Travelers Companies, Inc.	811,581	58,287,747
Validus Holdings Ltd.	869,357	30,062,365
		384,817,325
Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,040,803	80,422,848
Camden Property Trust (SBI)	186,898	12,748,313
Equity Lifestyle Properties, Inc.	352,700	23,733,183
Sun Communities, Inc.	536,569	21,403,737
The Macerich Co.	395,980	23,085,634
		161,393,715
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,150,326	74,379,776
TOTAL FINANCIALS		2,577,516,558
HEALTH CARE - 11.7%
Biotechnology - 3.6%
Amgen, Inc.	2,242,730	193,592,454
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	625,707	$ 91,772,446
BioMarin Pharmaceutical, Inc. (a)	547,064	26,942,902
CSL Ltd.	778,516	43,952,924
Gilead Sciences, Inc. (a)	1,968,964	144,620,406
Onyx Pharmaceuticals, Inc. (a)	725,607	54,805,097
Regeneron Pharmaceuticals, Inc. (a)	105,175	17,992,287
Theravance, Inc. (a)	449,022	9,999,720
		583,678,236
Health Care Equipment & Supplies - 1.4%
Covidien PLC	1,728,797	99,820,739
Edwards Lifesciences Corp. (a)	462,263	41,682,255
Quidel Corp. (a)(d)	1,571,494	29,339,793
The Cooper Companies, Inc.	620,565	57,389,851
		228,232,638
Health Care Providers & Services - 1.9%
Apollo Hospitals Enterprise Ltd.	369,766	5,332,791
Catamaran Corp. (a)	678,782	31,977,422
CIGNA Corp.	950,939	50,837,199
Henry Schein, Inc. (a)	783,171	63,013,939
McKesson Corp.	606,550	58,811,088
UnitedHealth Group, Inc.	1,916,227	103,936,152
		313,908,591
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	262,850	10,761,079
Fluidigm Corp. (a)(i)	312,345	4,469,657
Thermo Fisher Scientific, Inc.	321,945	20,533,652
		35,764,388
Pharmaceuticals - 4.6%
AbbVie, Inc. (f)	861,300	29,422,008
Allergan, Inc.	984,574	90,314,973
Merck & Co., Inc.	4,081,349	167,090,428
Pfizer, Inc.	14,042,238	352,179,329
Sanofi SA sponsored ADR	423,062	20,044,678
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,365,134	81,438,677
		740,490,093
TOTAL HEALTH CARE		1,902,073,946
INDUSTRIALS - 10.5%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	1,954,366	124,043,610
MTU Aero Engines Holdings AG	238,997	21,810,769
Raytheon Co.	598,485	34,448,797
Textron, Inc.	2,802,049	69,462,795
United Technologies Corp.	1,354,398	111,074,180
		360,840,151

	Shares	Value
Building Products - 0.8%
Armstrong World Industries, Inc.	892,006	$ 45,251,464
Owens Corning (a)	1,390,083	51,419,170
Quanex Building Products Corp.	1,706,475	34,829,155
		131,499,789
Commercial Services & Supplies - 0.8%
ADT Corp.	654,613	30,432,958
KAR Auction Services, Inc.	1,758,582	35,593,700
Stericycle, Inc. (a)	414,999	38,706,957
Tyco International Ltd.	564,726	16,518,236
		121,251,851
Electrical Equipment - 0.8%
Regal-Beloit Corp.	862,575	60,785,660
Roper Industries, Inc.	587,612	65,506,986
		126,292,646
Industrial Conglomerates - 2.8%
Danaher Corp.	1,810,555	101,210,025
General Electric Co.	17,141,338	359,796,685
		461,006,710
Machinery - 1.8%
Caterpillar, Inc.	248,016	22,217,273
Cummins, Inc.	596,113	64,588,844
Deere & Co.	673,224	58,180,018
Fiat Industrial SpA	1,449,772	15,883,076
Illinois Tool Works, Inc.	1,432,786	87,127,717
Parker Hannifin Corp.	560,608	47,685,316
		295,682,244
Professional Services - 0.1%
Verisk Analytics, Inc. (a)	251,800	12,841,800
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	235,601	14,067,736
Union Pacific Corp.	1,014,834	127,584,930
		141,652,666
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	256,848	51,978,330
TOTAL INDUSTRIALS		1,703,046,187
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 4.6%
Acme Packet, Inc. (a)	906,712	20,056,469
ADTRAN, Inc. (d)	2,785,806	54,434,649
Alcatel-Lucent SA sponsored ADR (a)(d)	5,415,203	7,527,132
Ciena Corp. (a)	1,307,391	20,526,039
Finisar Corp. (a)	3,255,694	53,067,812
JDS Uniphase Corp. (a)	2,862,829	38,762,705
Juniper Networks, Inc. (a)	5,579,744	109,753,564
NETGEAR, Inc. (a)	840,694	33,140,157
QUALCOMM, Inc.	6,603,288	409,535,922
		746,804,449
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 6.4%
Apple, Inc.	1,703,816	$ 908,185,037
EMC Corp. (a)	1,743,195	44,102,834
NCR Corp. (a)	752,260	19,167,585
SanDisk Corp. (a)	1,494,118	65,083,780
		1,036,539,236
Electronic Equipment & Components - 1.1%
Corning, Inc.	1,761,316	22,227,808
Flextronics International Ltd. (a)	3,032,133	18,829,546
Jabil Circuit, Inc.	6,014,222	116,014,342
TPK Holding Co. Ltd.	1,534,000	27,075,246
		184,146,942
Internet Software & Services - 1.7%
eBay, Inc. (a)	2,317,063	118,216,554
Google, Inc. Class A (a)	154,834	109,834,595
Mail.ru Group Ltd.:
GDR (e)	494,266	17,052,177
GDR (Reg. S)	246,700	8,616,788
Yandex NV (a)	800,300	17,262,471
		270,982,585
IT Services - 0.9%
Accenture PLC Class A	491,412	32,678,898
Fidelity National Information Services, Inc.	1,174,869	40,897,190
Fiserv, Inc. (a)	230,086	18,183,697
Visa, Inc. Class A	347,302	52,644,037
		144,403,822
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	2,171,381	74,782,362
Analog Devices, Inc.	4,243,006	178,460,832
ARM Holdings PLC sponsored ADR	618,300	23,390,289
ASML Holding NV	233,729	15,054,485
Avago Technologies Ltd.	826,943	26,181,015
Fairchild Semiconductor International, Inc. (a)	2,185,365	31,469,256
Integrated Device Technology, Inc. (a)	3,031,355	22,128,892
International Rectifier Corp. (a)	772,566	13,697,595
Micron Technology, Inc. (a)	6,858,616	43,552,212
NXP Semiconductors NV (a)	1,838,572	48,483,144
ON Semiconductor Corp. (a)	4,190,219	29,541,044
PMC-Sierra, Inc. (a)	4,304,298	22,425,393
		529,166,519
Software - 1.6%
Check Point Software Technologies Ltd. (a)	264,421	12,597,016
Citrix Systems, Inc. (a)	1,521,588	100,044,411
Electronic Arts, Inc. (a)	3,412,863	49,588,899
Intuit, Inc.	742,200	44,160,900

	Shares	Value
Jive Software, Inc.	300,826	$ 4,371,002
Oracle Corp.	997,236	33,227,904
VMware, Inc. Class A (a)	154,125	14,509,328
		258,499,460
TOTAL INFORMATION TECHNOLOGY		3,170,543,013
MATERIALS - 3.6%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	748,768	62,911,487
Albemarle Corp.	413,094	25,661,399
Ashland, Inc.	169,248	13,609,232
Eastman Chemical Co.	819,603	55,773,984
Ecolab, Inc.	579,682	41,679,136
FMC Corp.	280,854	16,435,576
LyondellBasell Industries NV Class A	986,136	56,298,504
Monsanto Co.	881,690	83,451,959
Sherwin-Williams Co.	324,896	49,975,503
Sigma Aldrich Corp.	598,515	44,038,734
		449,835,514
Construction Materials - 0.1%
Vulcan Materials Co.	501,355	26,095,528
Containers & Packaging - 0.5%
Ball Corp.	775,366	34,697,629
Rock-Tenn Co. Class A	659,686	46,118,648
		80,816,277
Metals & Mining - 0.2%
Goldcorp, Inc.	895,533	32,924,140
TOTAL MATERIALS		589,671,459
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	320,644	10,808,909
CenturyLink, Inc.	1,845,501	72,195,999
inContact, Inc. (a)	1,155,834	5,987,220
Verizon Communications, Inc.	4,359,171	188,621,329
		277,613,457
Wireless Telecommunication Services - 0.7%
SBA Communications Corp. Class A (a)	797,069	56,607,840
Sprint Nextel Corp. (a)	6,694,118	37,955,649
Vodafone Group PLC sponsored ADR	760,900	19,167,071
		113,730,560
TOTAL TELECOMMUNICATION SERVICES		391,344,017
UTILITIES - 3.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	1,288,179	54,979,480
Duke Energy Corp.	1,712,983	109,288,315
Edison International	1,653,226	74,709,283
Exelon Corp.	102,045	3,034,818
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.	679,149	$ 28,361,262
NextEra Energy, Inc.	708,413	49,015,095
		319,388,253
Gas Utilities - 0.1%
ONEOK, Inc.	285,359	12,199,097
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,749,552	40,222,200
The AES Corp.	3,245,959	34,731,761
		74,953,961
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	1,626,574	31,311,550
NiSource, Inc.	860,177	21,409,806
PG&E Corp.	689,134	27,689,404
Sempra Energy	1,090,974	77,393,696
		157,804,456
TOTAL UTILITIES		564,345,767
TOTAL COMMON STOCKS (Cost $13,249,699,303)		16,075,810,858
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Jumptap, Inc. Series G (i)
(Cost $8,211,980)	1,141,504	8,211,980
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19
(Cost $4,416,625)	$ 4,450,000	4,483,375
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.08% 2/14/13 to 2/21/13 (g) (Cost $5,699,405)	5,700,000	5,699,709
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	224,491,067	$ 224,491,067
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	103,069,446	103,069,446
TOTAL MONEY MARKET FUNDS (Cost $327,560,513)		327,560,513
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $13,595,587,826)		16,421,766,435
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(158,416,569)
NET ASSETS - 100%		$ 16,263,349,866
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
297 CME E-mini S&P 500 Index Contracts	March 2013	$ 21,088,485	$ 156,236

The face value of futures purchased as a percentage of net assets is 0.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,052,177 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,399,830.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,815,019 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Jumptap, Inc. Series G	6/29/12	$ 8,211,980
Legend Pictures LLC	9/23/10	$ 1,546,500
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 465,967
Fidelity Securities Lending Cash Central Fund	1,950,509
Total	$ 2,416,476
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kayak Software Corp.	$ -	$ 10,143,022	$ 14,336,521	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,716,225,859	$ 1,699,880,493	$ -	$ 16,345,366
Consumer Staples	1,714,825,748	1,528,892,942	185,932,806	-
Energy	1,754,430,284	1,754,013,555	416,729	-
Financials	2,577,516,558	2,521,706,789	55,809,769	-
Health Care	1,902,073,946	1,852,788,231	49,285,715	-
Industrials	1,703,046,187	1,665,352,342	37,693,845	-
Information Technology	3,170,543,013	3,161,926,225	8,616,788	-
Materials	589,671,459	589,671,459	-	-
Telecommunication Services	391,344,017	391,344,017	-	-
Utilities	564,345,767	564,345,767	-	-
Corporate Bonds	4,483,375	-	4,483,375	-
U.S. Government and Government Agency Obligations	5,699,709	-	5,699,709	-
Money Market Funds	327,560,513	327,560,513	-	-
Total Investments in Securities:	$ 16,421,766,435	$ 16,057,482,333	$ 347,938,736	$ 16,345,366
Derivative Instruments:
Assets
Futures Contracts	$ 156,236	$ 156,236	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 185,071,913
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 156,236	$ -
Total Value of Derivatives	$ 156,236	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.9%
United Kingdom	3.0%
Canada	1.5%
Switzerland	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $100,763,476) - See accompanying schedule: Unaffiliated issuers (cost $13,268,027,313)	$ 16,094,205,922
Fidelity Central Funds (cost $327,560,513)	327,560,513
Total Investments (cost $13,595,587,826)		$ 16,421,766,435
Cash		29,160,623
Receivable for investments sold		47,362,167
Receivable for fund shares sold		9,108,446
Dividends receivable		15,474,327
Interest receivable		4,543
Distributions receivable from Fidelity Central Funds		119,404
Receivable for daily variation margin on futures contracts		983,268
Prepaid expenses		45,558
Other receivables		2,469,427
Total assets		16,526,494,198

Liabilities
Payable for investments purchased
Regular delivery	$ 103,207,531
Delayed delivery	28,741,380
Payable for fund shares redeemed	14,959,516
Accrued management fee	7,543,414
Distribution and service plan fees payable	1,728,983
Other affiliated payables	3,268,793
Other payables and accrued expenses	625,269
Collateral on securities loaned, at value	103,069,446
Total liabilities		263,144,332

Net Assets		$ 16,263,349,866
Net Assets consist of:
Paid in capital		$ 16,195,567,898
Distribution in excess of net investment income		(587,200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,757,990,758)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,826,359,926
Net Assets		$ 16,263,349,866

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($6,440,357,464 ÷ 243,546,878 shares)	$ 26.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,374,780,827 ÷ 52,157,247 shares)	$ 26.36

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,740,640,006 ÷ 297,722,136 shares)	$ 26.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($8,726,568 ÷ 336,211 shares)	$ 25.96

Investor Class: Net Asset Value, offering price and redemption price per share ($698,845,001 ÷ 26,521,443 shares)	$ 26.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 304,813,686
Interest		14,706
Income from Fidelity Central Funds		2,416,476
Total income		307,244,868

Expenses
Management fee	$ 90,534,257
Transfer agent fees	11,970,438
Distribution and service plan fees	20,684,650
Accounting and security lending fees	1,571,978
Custodian fees and expenses	336,075
Independent trustees' compensation	107,956
Appreciation in deferred trustee compensation account	29
Audit	98,886
Legal	81,391
Miscellaneous	166,919
Total expenses before reductions	125,552,579
Expense reductions	(2,620,811)	122,931,768
Net investment income (loss)		184,313,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	621,363,243
Other affiliated issuers	4,193,500
Foreign currency transactions	(237,111)
Futures contracts	10,598,796
Total net realized gain (loss)		635,918,428
Change in net unrealized appreciation (depreciation) on: Investment securities	1,584,289,235
Assets and liabilities in foreign currencies	21,036
Futures contracts	182,961
Total change in net unrealized appreciation (depreciation)		1,584,493,232
Net gain (loss)		2,220,411,660
Net increase (decrease) in net assets resulting from operations		$ 2,404,724,760

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 184,313,100	$ 145,885,373
Net realized gain (loss)	635,918,428	923,774,773
Change in net unrealized appreciation (depreciation)	1,584,493,232	(1,481,460,012)
Net increase (decrease) in net assets resulting from operations	2,404,724,760	(411,799,866)
Distributions to shareholders from net investment income	(189,531,129)	(141,940,543)
Distributions to shareholders from net realized gains	(8,351,979)	-
Total distributions	(197,883,108)	(141,940,543)
Share transactions - net increase (decrease)	(899,286,819)	(1,239,479,004)
Redemption fees	69	8,960
Total increase (decrease) in net assets	1,307,554,902	(1,793,210,453)

Net Assets
Beginning of period	14,955,794,964	16,749,005,417
End of period (including distributions in excess of net investment income of $587,200 and distributions in excess of net investment income of $2,498,208, respectively)	$ 16,263,349,866	$ 14,955,794,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.02	$ 23.88	$ 20.62	$ 15.39	$ 27.90
Income from Investment Operations
Net investment income (loss) C	.32	.25	.23	.23	.24
Net realized and unrealized gain (loss)	3.46	(.86)	3.31	5.26	(11.87)
Total from investment operations	3.78	(.61)	3.54	5.49	(11.63)
Distributions from net investment income	(.34) I	(.25)	(.27)	(.25)	(.23)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.36) J	(.25)	(.28)	(.26) H	(.88)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.44	$ 23.02	$ 23.88	$ 20.62	$ 15.39
Total Return A, B	16.42%	(2.53)%	17.22%	35.71%	(42.51)%
Ratios to Average Net Assets D, F
Expenses before reductions	.64%	.65%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.67%	.66%
Expenses net of all reductions	.63%	.63%	.63%	.65%	.65%
Net investment income (loss)	1.27%	1.03%	1.06%	1.33%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,440,357	$ 6,113,440	$ 7,160,125	$ 7,405,228	$ 6,240,871
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.36 per share is comprised of distribution from net investment income of $.342 and distribution from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.95	$ 23.81	$ 20.55	$ 15.33	$ 27.80
Income from Investment Operations
Net investment income (loss) C	.30	.22	.20	.21	.21
Net realized and unrealized gain (loss)	3.44	(.85)	3.31	5.25	(11.83)
Total from investment operations	3.74	(.63)	3.51	5.46	(11.62)
Distributions from net investment income	(.32) I	(.23)	(.24)	(.23)	(.20)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.33)	(.23)	(.25)	(.24) H	(.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.36	$ 22.95	$ 23.81	$ 20.55	$ 15.33
Total Return A, B	16.31%	(2.64)%	17.11%	35.66%	(42.61)%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.75%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.77%	.76%
Expenses net of all reductions	.73%	.73%	.73%	.75%	.75%
Net investment income (loss)	1.16%	.93%	.96%	1.23%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,374,781	$ 1,277,101	$ 1,379,305	$ 1,784,820	$ 1,497,734
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.64	$ 23.49	$ 20.29	$ 15.14	$ 27.46
Income from Investment Operations
Net investment income (loss) C	.26	.18	.17	.18	.18
Net realized and unrealized gain (loss)	3.39	(.84)	3.26	5.18	(11.67)
Total from investment operations	3.65	(.66)	3.43	5.36	(11.49)
Distributions from net investment income	(.28) I	(.19)	(.22)	(.21)	(.18)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.29)	(.19)	(.23)	(.21) H	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.00	$ 22.64	$ 23.49	$ 20.29	$ 15.14
Total Return A, B	16.14%	(2.78)%	16.93%	35.47%	(42.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.90%	.90%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.92%	.91%
Expenses net of all reductions	.88%	.88%	.88%	.90%	.90%
Net investment income (loss)	1.02%	.78%	.81%	1.08%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,740,640	$ 6,980,191	$ 7,627,793	$ 7,577,737	$ 6,187,985
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.60	$ 23.44	$ 20.24	$ 15.10	$ 27.35
Income from Investment Operations
Net investment income (loss) C	.26	.18	.17	.18	.18
Net realized and unrealized gain (loss)	3.39	(.84)	3.25	5.17	(11.62)
Total from investment operations	3.65	(.66)	3.42	5.35	(11.44)
Distributions from net investment income	(.27) I	(.18)	(.21)	(.20)	(.16)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.29) J	(.18)	(.22)	(.21) H	(.81)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.96	$ 22.60	$ 23.44	$ 20.24	$ 15.10
Total Return A, B	16.15%	(2.79)%	16.94%	35.46%	(42.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.90%	.90%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.92%	.91%
Expenses net of all reductions	.88%	.88%	.88%	.90%	.90%
Net investment income (loss)	1.02%	.78%	.81%	1.08%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,727	$ 8,042	$ 10,942	$ 13,285	$ 13,585
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.29 per share is comprised of distribution from net investment income of $.274 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.94	$ 23.80	$ 20.56	$ 15.34	$ 27.82
Income from Investment Operations
Net investment income (loss) C	.30	.23	.21	.21	.21
Net realized and unrealized gain (loss)	3.45	(.86)	3.30	5.25	(11.83)
Total from investment operations	3.75	(.63)	3.51	5.46	(11.62)
Distributions from net investment income	(.32) I	(.23)	(.26)	(.24)	(.21)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.34) J	(.23)	(.27)	(.24) H	(.86)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.35	$ 22.94	$ 23.80	$ 20.56	$ 15.34
Total Return A, B	16.34%	(2.62)%	17.10%	35.66%	(42.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.73%	.73%	.74%	.77%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.73%	.77%	.75%
Expenses net of all reductions	.71%	.71%	.72%	.75%	.74%
Net investment income (loss)	1.18%	.94%	.98%	1.23%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 698,845	$ 577,021	$ 570,841	$ 457,476	$ 324,919
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.34 per share is comprised of distribution from net investment income of $.322 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,085,145,590
Gross unrealized depreciation	(344,960,912)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,740,184,678

Tax Cost	$ 13,681,581,757

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,671,840,594)
Net unrealized appreciation (depreciation)	$ 2,740,209,758

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (336,841,666)
2017	(2,334,998,928)
Total capital loss carryforward	$ (2,671,840,594)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 197,883,108	$ 141,940,543

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $10,598,796 and a change in net unrealized appreciation (depreciation) of $182,961 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,768,445,499 and $14,577,513,353, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,369,277
Service Class 2	19,292,732
Service Class 2R	22,641
$ 20,684,650

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,564,434
Service Class	964,572
Service Class 2	5,414,509
Service Class 2R	6,331
Investor Class	1,020,592
$ 11,970,438

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $462,864 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,593 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,950,509, including $38,179 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,620,811 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 82,580,923	$ 65,616,073
Service Class	16,341,913	12,220,263
Service Class 2	82,113,206	58,305,804
Service Class 2R	91,369	65,304
Investor Class	8,403,718	5,733,099
Total	$ 189,531,129	$ 141,940,543
From net realized gain
Initial Class	$ 3,278,212	$ -
Service Class	704,666	-
Service Class 2	4,008,661	-
Service Class 2R	4,524	-
Investor Class	355,916	-
Total	$ 8,351,979	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	8,108,840	8,887,647	$ 207,519,230	$ 215,181,582
Reinvestment of distributions	3,281,594	2,941,106	85,859,135	65,616,073
Shares redeemed	(33,386,959)	(46,079,138)	(856,012,042)	(1,098,879,687)
Net increase (decrease)	(21,996,525)	(34,250,385)	$ (562,633,677)	$ (818,082,032)
Service Class
Shares sold	4,101,561	5,960,533	$ 104,241,858	$ 142,199,635
Reinvestment of distributions	653,535	549,472	17,046,579	12,220,263
Shares redeemed	(8,246,935)	(8,798,344)	(210,877,762)	(211,519,636)
Net increase (decrease)	(3,491,839)	(2,288,339)	$ (89,589,325)	$ (57,099,738)
Service Class 2
Shares sold	32,699,560	28,618,316	$ 807,565,716	$ 674,963,970
Reinvestment of distributions	3,346,604	2,657,512	86,121,867	58,305,804
Shares redeemed	(46,616,409)	(47,724,451)	(1,175,112,838)	(1,123,942,590)
Net increase (decrease)	(10,570,245)	(16,448,623)	$ (281,425,255)	$ (390,672,816)
Service Class 2R
Shares sold	68,230	57,708	$ 1,645,251	$ 1,412,478
Reinvestment of distributions	3,733	2,982	95,893	65,304
Shares redeemed	(91,575)	(171,761)	(2,281,001)	(4,029,960)
Net increase (decrease)	(19,612)	(111,071)	$ (539,857)	$ (2,552,178)
Investor Class
Shares sold	2,695,333	3,165,850	$ 68,539,753	$ 76,274,096
Reinvestment of distributions	335,952	257,783	8,759,634	5,733,099
Shares redeemed	(1,659,317)	(2,256,234)	(42,398,092)	(53,079,435)
Net increase (decrease)	1,371,968	1,167,399	$ 34,901,295	$ 28,927,760

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0213
1.540131.115

Fidelity® Variable Insurance Products:

Contrafund® Portfolio - Service Class 2R

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP ContrafundSM Portfolio - Service Class 2R	16.15%	0.50%	8.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP ContrafundSM Portfolio - Service Class 2R on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Robert Stansky, Head of Fidelity's Stock Selector Large Cap Group, which manages VIP ContrafundSM Portfolio: For the year, the fund's share classes modestly outperformed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, the primary driver of performance was security selection by our sector-focused co-managers. The fund also benefited from some of our active positions at the industry level. Our picks were strongest in utilities and consumer staples. Positioning in telecommunication services, health care and materials also provided a lift. Conversely, results were hampered by security selection in energy and financials, as well as positioning in consumer discretionary and industrials. Looking at individual stocks, a sizable overweighting in Apple was the top contributor. The company's iPad® tablet and iPhone® smartphone continue to define their respective categories, helping the stock maintain its run of strong performance, despite slipping during the fourth quarter. Also in tech, we did not own chipmaker and index component Intel and largely avoided computer and peripherals firm Hewlett-Packard, each of which was a good call. We believed these PC-focused companies were not well-positioned to capitalize on the popularity of tablets and smartphones. Hewlett-Packard was not held at period end. The tech sector also included a notable detractor, memory-chip maker SanDisk. The stock lost significant ground during the first half of 2012 on weak sales of PCs and consumer devices. In energy, the fund was hurt by an out-of-index position in integrated oil firm Royal Dutch Shell, which we held due to what we believed was an attractive valuation, along with the company's improved growth and free cash flow profile - the result of several major projects to start production. But the stock fell during the period and hampered relative performance. Lastly, we lost ground by avoiding strong-performing home-improvement retailer and index member Home Depot, but our ownership of Lowe's Companies, its chief competitor, offset most of the negative impact.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.64%
Actual		$ 1,000.00	$ 1,063.90	$ 3.32
HypotheticalA		$ 1,000.00	$ 1,021.92	$ 3.25
Service Class	.74%
Actual		$ 1,000.00	$ 1,063.50	$ 3.84
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.76
Service Class 2.89%
Actual		$ 1,000.00	$ 1,062.80	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.52
Service Class 2R	.89%
Actual		$ 1,000.00	$ 1,062.80	$ 4.61
HypotheticalA		$ 1,000.00	$ 1,020.66	$ 4.52
Investor Class	.73%
Actual		$ 1,000.00	$ 1,063.30	$ 3.79
HypotheticalA		$ 1,000.00	$ 1,021.47	$ 3.71

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.6	6.9
QUALCOMM, Inc.	2.5	2.3
Exxon Mobil Corp.	2.4	1.6
General Electric Co.	2.2	1.8
Pfizer, Inc.	2.2	1.7
Procter & Gamble Co.	2.0	2.1
Capital One Financial Corp.	1.9	1.7
The Coca-Cola Co.	1.8	2.1
Comcast Corp. Class A	1.8	1.8
JPMorgan Chase & Co.	1.6	0.5
	24.0
Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.5	20.2
Financials	15.9	14.7
Health Care	11.7	11.5
Energy	10.8	10.6
Consumer Discretionary	10.6	10.5
Consumer Staples	10.5	11.1
Industrials	10.5	10.2
Materials	3.6	3.4
Utilities	3.5	3.7
Telecommunication Services	2.4	2.0
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks and Equity Futures 99.1%		Stocks and Equity Futures 98.1%
	Convertible Bonds 0.0%†		Convertible Bonds 0.0%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.9%
* Foreign investments	11.1%	** Foreign investments	13.9%

† Amount represents less than 0.1%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Hotels, Restaurants & Leisure - 1.4%
Domino's Pizza, Inc.	967,870	$ 42,150,739
Dunkin' Brands Group, Inc.	566,661	18,801,812
Icahn Enterprises LP rights (a)	363,975	4
Starbucks Corp.	989,322	53,047,446
Yum! Brands, Inc.	1,647,924	109,422,154
		223,422,155
Internet & Catalog Retail - 1.3%
Liberty Media Corp. Interactive Series A (a)	4,692,540	92,349,187
priceline.com, Inc. (a)	180,322	112,016,026
		204,365,213
Media - 4.5%
Comcast Corp. Class A	7,697,521	287,733,335
DIRECTV (a)	2,281,215	114,425,744
Legend Pictures LLC (a)(h)(i)	2,062	3,821,257
News Corp. Class A	6,209,595	158,593,056
Sirius XM Radio, Inc. (d)	13,269,786	38,349,682
The Walt Disney Co.	2,400,034	119,497,693
Weinstein Co. Holdings LLC Class A-1 (a)(h)(i)	11,499	4,312,125
		726,732,892
Multiline Retail - 0.6%
Dollar General Corp. (a)	1,626,280	71,702,685
Target Corp.	532,276	31,494,771
		103,197,456
Specialty Retail - 2.5%
AutoZone, Inc. (a)	192,169	68,110,459
CarMax, Inc. (a)	1,063,968	39,941,359
Limited Brands, Inc.	903,270	42,507,886
Lowe's Companies, Inc.	3,535,673	125,587,105
Tiffany & Co., Inc.	784,687	44,993,953
TJX Companies, Inc.	2,188,242	92,890,873
		414,031,635
Textiles, Apparel & Luxury Goods - 0.2%
Under Armour, Inc. Class A (sub. vtg.) (a)(d)	747,260	36,264,528
TOTAL CONSUMER DISCRETIONARY		1,708,013,879
CONSUMER STAPLES - 10.5%
Beverages - 3.5%
Anheuser-Busch InBev SA NV	552,671	48,129,107
Coca-Cola Bottling Co. CONSOLIDATED	128,771	8,563,272
Coca-Cola FEMSA SAB de CV sponsored ADR	30,147	4,493,109
Coca-Cola Icecek A/S	439,515	9,115,757
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	200,370	8,413,536

	Shares	Value
Constellation Brands, Inc. Class A (sub. vtg.) (a)	1,419,209	$ 50,225,807
Diageo PLC sponsored ADR	375,078	43,726,593
Embotelladora Andina SA sponsored ADR	228,456	8,674,474
Molson Coors Brewing Co. Class B	599,341	25,645,801
Pernod Ricard SA	379,779	44,062,305
Remy Cointreau SA (d)	212,448	23,361,602
The Coca-Cola Co.	7,982,545	289,367,256
		563,778,619
Food & Staples Retailing - 1.9%
CVS Caremark Corp.	3,708,548	179,308,296
Drogasil SA	482,700	5,504,039
Kroger Co.	2,249,387	58,529,050
Safeway, Inc.	330,232	5,973,897
Wal-Mart Stores, Inc.	656,157	44,769,592
Walgreen Co.	541,501	20,040,952
		314,125,826
Food Products - 0.6%
Bunge Ltd.	360,992	26,240,508
Green Mountain Coffee Roasters, Inc. (a)	197,119	8,152,842
Mead Johnson Nutrition Co. Class A	499,180	32,890,970
Nestle SA	402,800	26,280,070
Unilever NV (NY Reg.)	132,581	5,077,852
		98,642,242
Household Products - 2.2%
Colgate-Palmolive Co.	411,231	42,990,089
Procter & Gamble Co.	4,721,058	320,512,628
		363,502,717
Personal Products - 0.2%
L'Oreal SA	213,216	29,667,395
Nu Skin Enterprises, Inc. Class A (d)	256,858	9,516,589
		39,183,984
Tobacco - 2.1%
Altria Group, Inc.	1,702,809	53,502,259
British American Tobacco PLC sponsored ADR	2,378,293	240,802,166
Philip Morris International, Inc.	386,892	32,359,647
Souza Cruz SA	586,300	8,928,288
		335,592,360
TOTAL CONSUMER STAPLES		1,714,825,748
ENERGY - 10.8%
Energy Equipment & Services - 2.4%
Cameron International Corp. (a)	945,980	53,410,031
Ensco PLC Class A	1,153,801	68,397,323
Forum Energy Technologies, Inc.	595,150	14,729,963
Halliburton Co.	757,856	26,290,025
National Oilwell Varco, Inc.	1,133,592	77,481,013
Noble Corp.	1,288,601	44,869,087
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Ocean Rig UDW, Inc. (United States) (a)	792,900	$ 11,869,713
Oceaneering International, Inc.	271,218	14,588,816
Oil States International, Inc. (a)	126,678	9,062,544
Schlumberger Ltd.	748,379	51,855,181
Vantage Drilling Co. (a)	7,814,300	14,300,169
		386,853,865
Oil, Gas & Consumable Fuels - 8.4%
Anadarko Petroleum Corp.	1,360,903	101,128,702
Apache Corp.	716,928	56,278,848
Chevron Corp.	1,656,911	179,178,356
Cobalt International Energy, Inc. (a)	571,609	14,038,717
ENI SpA sponsored ADR	384,700	18,904,158
EQT Corp.	431,100	25,426,278
Exxon Mobil Corp.	4,503,070	389,740,709
Falkland Oil & Gas Ltd. (a)(d)	890,671	416,729
Hess Corp.	873,800	46,276,448
InterOil Corp. (a)(d)	403,982	22,433,120
Marathon Oil Corp.	2,278,558	69,860,588
Marathon Petroleum Corp.	1,229,405	77,452,515
Murphy Oil Corp.	538,295	32,055,467
Noble Energy, Inc.	423,250	43,061,455
Northern Tier Energy LP Class A	358,134	9,110,929
Occidental Petroleum Corp.	847,711	64,943,140
PBF Energy, Inc.	152,100	4,418,505
Phillips 66	488,082	25,917,154
Royal Dutch Shell PLC Class B sponsored ADR	1,027,688	72,852,802
Southcross Energy Partners LP	167,700	3,961,074
Suncor Energy, Inc.	1,982,110	65,180,274
The Williams Companies, Inc.	1,318,400	43,164,416
Western Gas Equity Partners LP	59,300	1,776,035
		1,367,576,419
TOTAL ENERGY		1,754,430,284
FINANCIALS - 15.9%
Capital Markets - 1.6%
Ameriprise Financial, Inc.	1,117,823	70,009,254
BlackRock, Inc. Class A	258,134	53,358,879
E*TRADE Financial Corp. (a)	972,427	8,703,222
Evercore Partners, Inc. Class A	361,500	10,913,685
Goldman Sachs Group, Inc.	214,700	27,387,132
Invesco Ltd.	705,493	18,406,312
Morgan Stanley	1,432,497	27,389,343
TD Ameritrade Holding Corp.	860,606	14,466,787
The Blackstone Group LP	1,329,635	20,729,010
UBS AG	401,916	6,289,536
		257,653,160

	Shares	Value
Commercial Banks - 3.0%
CIT Group, Inc. (a)	560,512	$ 21,658,184
First Horizon National Corp. (d)	2,146,415	21,270,973
Huntington Bancshares, Inc.	2,227,851	14,235,968
KBC Groupe SA	308,967	10,768,190
Lloyds Banking Group PLC (a)	18,868,433	15,036,146
M&T Bank Corp.	394,200	38,816,874
Synovus Financial Corp.	6,342,186	15,538,356
U.S. Bancorp	7,904,169	252,459,158
Wells Fargo & Co.	3,058,196	104,529,139
		494,312,988
Consumer Finance - 2.7%
Capital One Financial Corp.	5,240,510	303,582,744
Discover Financial Services	1,101,844	42,476,086
SLM Corp.	5,677,740	97,259,686
		443,318,516
Diversified Financial Services - 4.7%
Bank of America Corp.	20,331,420	235,844,472
Citigroup, Inc.	6,303,698	249,374,293
ING Groep NV (Certificaten Van Aandelen) (a)	916,125	8,701,339
JPMorgan Chase & Co.	6,088,719	267,720,974
		761,641,078
Insurance - 2.4%
ACE Ltd.	816,153	65,129,009
AFLAC, Inc.	516,867	27,455,975
Berkshire Hathaway, Inc.:
Class A (a)	288	38,609,280
Class B (a)	148,412	13,312,556
Direct Line Insurance Group PLC	4,241,500	15,014,558
Fairfax Financial Holdings Ltd. (sub. vtg.)	61,300	22,096,225
Hartford Financial Services Group, Inc.	2,314,667	51,941,127
MetLife, Inc.	1,909,790	62,908,483
The Travelers Companies, Inc.	811,581	58,287,747
Validus Holdings Ltd.	869,357	30,062,365
		384,817,325
Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,040,803	80,422,848
Camden Property Trust (SBI)	186,898	12,748,313
Equity Lifestyle Properties, Inc.	352,700	23,733,183
Sun Communities, Inc.	536,569	21,403,737
The Macerich Co.	395,980	23,085,634
		161,393,715
Thrifts & Mortgage Finance - 0.5%
Ocwen Financial Corp. (a)	2,150,326	74,379,776
TOTAL FINANCIALS		2,577,516,558
HEALTH CARE - 11.7%
Biotechnology - 3.6%
Amgen, Inc.	2,242,730	193,592,454
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Biogen Idec, Inc. (a)	625,707	$ 91,772,446
BioMarin Pharmaceutical, Inc. (a)	547,064	26,942,902
CSL Ltd.	778,516	43,952,924
Gilead Sciences, Inc. (a)	1,968,964	144,620,406
Onyx Pharmaceuticals, Inc. (a)	725,607	54,805,097
Regeneron Pharmaceuticals, Inc. (a)	105,175	17,992,287
Theravance, Inc. (a)	449,022	9,999,720
		583,678,236
Health Care Equipment & Supplies - 1.4%
Covidien PLC	1,728,797	99,820,739
Edwards Lifesciences Corp. (a)	462,263	41,682,255
Quidel Corp. (a)(d)	1,571,494	29,339,793
The Cooper Companies, Inc.	620,565	57,389,851
		228,232,638
Health Care Providers & Services - 1.9%
Apollo Hospitals Enterprise Ltd.	369,766	5,332,791
Catamaran Corp. (a)	678,782	31,977,422
CIGNA Corp.	950,939	50,837,199
Henry Schein, Inc. (a)	783,171	63,013,939
McKesson Corp.	606,550	58,811,088
UnitedHealth Group, Inc.	1,916,227	103,936,152
		313,908,591
Life Sciences Tools & Services - 0.2%
Agilent Technologies, Inc.	262,850	10,761,079
Fluidigm Corp. (a)(i)	312,345	4,469,657
Thermo Fisher Scientific, Inc.	321,945	20,533,652
		35,764,388
Pharmaceuticals - 4.6%
AbbVie, Inc. (f)	861,300	29,422,008
Allergan, Inc.	984,574	90,314,973
Merck & Co., Inc.	4,081,349	167,090,428
Pfizer, Inc.	14,042,238	352,179,329
Sanofi SA sponsored ADR	423,062	20,044,678
Valeant Pharmaceuticals International, Inc. (Canada) (a)	1,365,134	81,438,677
		740,490,093
TOTAL HEALTH CARE		1,902,073,946
INDUSTRIALS - 10.5%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	1,954,366	124,043,610
MTU Aero Engines Holdings AG	238,997	21,810,769
Raytheon Co.	598,485	34,448,797
Textron, Inc.	2,802,049	69,462,795
United Technologies Corp.	1,354,398	111,074,180
		360,840,151

	Shares	Value
Building Products - 0.8%
Armstrong World Industries, Inc.	892,006	$ 45,251,464
Owens Corning (a)	1,390,083	51,419,170
Quanex Building Products Corp.	1,706,475	34,829,155
		131,499,789
Commercial Services & Supplies - 0.8%
ADT Corp.	654,613	30,432,958
KAR Auction Services, Inc.	1,758,582	35,593,700
Stericycle, Inc. (a)	414,999	38,706,957
Tyco International Ltd.	564,726	16,518,236
		121,251,851
Electrical Equipment - 0.8%
Regal-Beloit Corp.	862,575	60,785,660
Roper Industries, Inc.	587,612	65,506,986
		126,292,646
Industrial Conglomerates - 2.8%
Danaher Corp.	1,810,555	101,210,025
General Electric Co.	17,141,338	359,796,685
		461,006,710
Machinery - 1.8%
Caterpillar, Inc.	248,016	22,217,273
Cummins, Inc.	596,113	64,588,844
Deere & Co.	673,224	58,180,018
Fiat Industrial SpA	1,449,772	15,883,076
Illinois Tool Works, Inc.	1,432,786	87,127,717
Parker Hannifin Corp.	560,608	47,685,316
		295,682,244
Professional Services - 0.1%
Verisk Analytics, Inc. (a)	251,800	12,841,800
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	235,601	14,067,736
Union Pacific Corp.	1,014,834	127,584,930
		141,652,666
Trading Companies & Distributors - 0.3%
W.W. Grainger, Inc.	256,848	51,978,330
TOTAL INDUSTRIALS		1,703,046,187
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 4.6%
Acme Packet, Inc. (a)	906,712	20,056,469
ADTRAN, Inc. (d)	2,785,806	54,434,649
Alcatel-Lucent SA sponsored ADR (a)(d)	5,415,203	7,527,132
Ciena Corp. (a)	1,307,391	20,526,039
Finisar Corp. (a)	3,255,694	53,067,812
JDS Uniphase Corp. (a)	2,862,829	38,762,705
Juniper Networks, Inc. (a)	5,579,744	109,753,564
NETGEAR, Inc. (a)	840,694	33,140,157
QUALCOMM, Inc.	6,603,288	409,535,922
		746,804,449
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 6.4%
Apple, Inc.	1,703,816	$ 908,185,037
EMC Corp. (a)	1,743,195	44,102,834
NCR Corp. (a)	752,260	19,167,585
SanDisk Corp. (a)	1,494,118	65,083,780
		1,036,539,236
Electronic Equipment & Components - 1.1%
Corning, Inc.	1,761,316	22,227,808
Flextronics International Ltd. (a)	3,032,133	18,829,546
Jabil Circuit, Inc.	6,014,222	116,014,342
TPK Holding Co. Ltd.	1,534,000	27,075,246
		184,146,942
Internet Software & Services - 1.7%
eBay, Inc. (a)	2,317,063	118,216,554
Google, Inc. Class A (a)	154,834	109,834,595
Mail.ru Group Ltd.:
GDR (e)	494,266	17,052,177
GDR (Reg. S)	246,700	8,616,788
Yandex NV (a)	800,300	17,262,471
		270,982,585
IT Services - 0.9%
Accenture PLC Class A	491,412	32,678,898
Fidelity National Information Services, Inc.	1,174,869	40,897,190
Fiserv, Inc. (a)	230,086	18,183,697
Visa, Inc. Class A	347,302	52,644,037
		144,403,822
Semiconductors & Semiconductor Equipment - 3.2%
Altera Corp.	2,171,381	74,782,362
Analog Devices, Inc.	4,243,006	178,460,832
ARM Holdings PLC sponsored ADR	618,300	23,390,289
ASML Holding NV	233,729	15,054,485
Avago Technologies Ltd.	826,943	26,181,015
Fairchild Semiconductor International, Inc. (a)	2,185,365	31,469,256
Integrated Device Technology, Inc. (a)	3,031,355	22,128,892
International Rectifier Corp. (a)	772,566	13,697,595
Micron Technology, Inc. (a)	6,858,616	43,552,212
NXP Semiconductors NV (a)	1,838,572	48,483,144
ON Semiconductor Corp. (a)	4,190,219	29,541,044
PMC-Sierra, Inc. (a)	4,304,298	22,425,393
		529,166,519
Software - 1.6%
Check Point Software Technologies Ltd. (a)	264,421	12,597,016
Citrix Systems, Inc. (a)	1,521,588	100,044,411
Electronic Arts, Inc. (a)	3,412,863	49,588,899
Intuit, Inc.	742,200	44,160,900

	Shares	Value
Jive Software, Inc.	300,826	$ 4,371,002
Oracle Corp.	997,236	33,227,904
VMware, Inc. Class A (a)	154,125	14,509,328
		258,499,460
TOTAL INFORMATION TECHNOLOGY		3,170,543,013
MATERIALS - 3.6%
Chemicals - 2.8%
Air Products & Chemicals, Inc.	748,768	62,911,487
Albemarle Corp.	413,094	25,661,399
Ashland, Inc.	169,248	13,609,232
Eastman Chemical Co.	819,603	55,773,984
Ecolab, Inc.	579,682	41,679,136
FMC Corp.	280,854	16,435,576
LyondellBasell Industries NV Class A	986,136	56,298,504
Monsanto Co.	881,690	83,451,959
Sherwin-Williams Co.	324,896	49,975,503
Sigma Aldrich Corp.	598,515	44,038,734
		449,835,514
Construction Materials - 0.1%
Vulcan Materials Co.	501,355	26,095,528
Containers & Packaging - 0.5%
Ball Corp.	775,366	34,697,629
Rock-Tenn Co. Class A	659,686	46,118,648
		80,816,277
Metals & Mining - 0.2%
Goldcorp, Inc.	895,533	32,924,140
TOTAL MATERIALS		589,671,459
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.7%
AT&T, Inc.	320,644	10,808,909
CenturyLink, Inc.	1,845,501	72,195,999
inContact, Inc. (a)	1,155,834	5,987,220
Verizon Communications, Inc.	4,359,171	188,621,329
		277,613,457
Wireless Telecommunication Services - 0.7%
SBA Communications Corp. Class A (a)	797,069	56,607,840
Sprint Nextel Corp. (a)	6,694,118	37,955,649
Vodafone Group PLC sponsored ADR	760,900	19,167,071
		113,730,560
TOTAL TELECOMMUNICATION SERVICES		391,344,017
UTILITIES - 3.5%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	1,288,179	54,979,480
Duke Energy Corp.	1,712,983	109,288,315
Edison International	1,653,226	74,709,283
Exelon Corp.	102,045	3,034,818
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
FirstEnergy Corp.	679,149	$ 28,361,262
NextEra Energy, Inc.	708,413	49,015,095
		319,388,253
Gas Utilities - 0.1%
ONEOK, Inc.	285,359	12,199,097
Independent Power Producers & Energy Traders - 0.4%
NRG Energy, Inc.	1,749,552	40,222,200
The AES Corp.	3,245,959	34,731,761
		74,953,961
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	1,626,574	31,311,550
NiSource, Inc.	860,177	21,409,806
PG&E Corp.	689,134	27,689,404
Sempra Energy	1,090,974	77,393,696
		157,804,456
TOTAL UTILITIES		564,345,767
TOTAL COMMON STOCKS (Cost $13,249,699,303)		16,075,810,858
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Jumptap, Inc. Series G (i)
(Cost $8,211,980)	1,141,504	8,211,980
Convertible Bonds - 0.0%
	Principal Amount
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Cobalt International Energy, Inc. 2.625% 12/1/19
(Cost $4,416,625)	$ 4,450,000	4,483,375
U.S. Treasury Obligations - 0.0%

U.S. Treasury Bills, yield at date of purchase 0.08% 2/14/13 to 2/21/13 (g) (Cost $5,699,405)	5,700,000	5,699,709
Money Market Funds - 2.0%
	Shares	Value
Fidelity Cash Central Fund, 0.18% (b)	224,491,067	$ 224,491,067
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	103,069,446	103,069,446
TOTAL MONEY MARKET FUNDS (Cost $327,560,513)		327,560,513
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $13,595,587,826)		16,421,766,435
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(158,416,569)
NET ASSETS - 100%		$ 16,263,349,866
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
297 CME E-mini S&P 500 Index Contracts	March 2013	$ 21,088,485	$ 156,236

The face value of futures purchased as a percentage of net assets is 0.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,052,177 or 0.1% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,399,830.
(h) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,815,019 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Jumptap, Inc. Series G	6/29/12	$ 8,211,980
Legend Pictures LLC	9/23/10	$ 1,546,500
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 465,967
Fidelity Securities Lending Cash Central Fund	1,950,509
Total	$ 2,416,476
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Kayak Software Corp.	$ -	$ 10,143,022	$ 14,336,521	$ -	$ -
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,716,225,859	$ 1,699,880,493	$ -	$ 16,345,366
Consumer Staples	1,714,825,748	1,528,892,942	185,932,806	-
Energy	1,754,430,284	1,754,013,555	416,729	-
Financials	2,577,516,558	2,521,706,789	55,809,769	-
Health Care	1,902,073,946	1,852,788,231	49,285,715	-
Industrials	1,703,046,187	1,665,352,342	37,693,845	-
Information Technology	3,170,543,013	3,161,926,225	8,616,788	-
Materials	589,671,459	589,671,459	-	-
Telecommunication Services	391,344,017	391,344,017	-	-
Utilities	564,345,767	564,345,767	-	-
Corporate Bonds	4,483,375	-	4,483,375	-
U.S. Government and Government Agency Obligations	5,699,709	-	5,699,709	-
Money Market Funds	327,560,513	327,560,513	-	-
Total Investments in Securities:	$ 16,421,766,435	$ 16,057,482,333	$ 347,938,736	$ 16,345,366
Derivative Instruments:
Assets
Futures Contracts	$ 156,236	$ 156,236	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2012. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 185,071,913
Level 2 to Level 1	$ 0
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 156,236	$ -
Total Value of Derivatives	$ 156,236	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows. (Unaudited)
United States of America	88.9%
United Kingdom	3.0%
Canada	1.5%
Switzerland	1.0%
Others (Individually Less Than 1%)	5.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $100,763,476) - See accompanying schedule: Unaffiliated issuers (cost $13,268,027,313)	$ 16,094,205,922
Fidelity Central Funds (cost $327,560,513)	327,560,513
Total Investments (cost $13,595,587,826)		$ 16,421,766,435
Cash		29,160,623
Receivable for investments sold		47,362,167
Receivable for fund shares sold		9,108,446
Dividends receivable		15,474,327
Interest receivable		4,543
Distributions receivable from Fidelity Central Funds		119,404
Receivable for daily variation margin on futures contracts		983,268
Prepaid expenses		45,558
Other receivables		2,469,427
Total assets		16,526,494,198

Liabilities
Payable for investments purchased
Regular delivery	$ 103,207,531
Delayed delivery	28,741,380
Payable for fund shares redeemed	14,959,516
Accrued management fee	7,543,414
Distribution and service plan fees payable	1,728,983
Other affiliated payables	3,268,793
Other payables and accrued expenses	625,269
Collateral on securities loaned, at value	103,069,446
Total liabilities		263,144,332

Net Assets		$ 16,263,349,866
Net Assets consist of:
Paid in capital		$ 16,195,567,898
Distribution in excess of net investment income		(587,200)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,757,990,758)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,826,359,926
Net Assets		$ 16,263,349,866

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($6,440,357,464 ÷ 243,546,878 shares)	$ 26.44

Service Class: Net Asset Value, offering price and redemption price per share ($1,374,780,827 ÷ 52,157,247 shares)	$ 26.36

Service Class 2: Net Asset Value, offering price and redemption price per share ($7,740,640,006 ÷ 297,722,136 shares)	$ 26.00

Service Class 2R: Net Asset Value, offering price and redemption price per share ($8,726,568 ÷ 336,211 shares)	$ 25.96

Investor Class: Net Asset Value, offering price and redemption price per share ($698,845,001 ÷ 26,521,443 shares)	$ 26.35

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 304,813,686
Interest		14,706
Income from Fidelity Central Funds		2,416,476
Total income		307,244,868

Expenses
Management fee	$ 90,534,257
Transfer agent fees	11,970,438
Distribution and service plan fees	20,684,650
Accounting and security lending fees	1,571,978
Custodian fees and expenses	336,075
Independent trustees' compensation	107,956
Appreciation in deferred trustee compensation account	29
Audit	98,886
Legal	81,391
Miscellaneous	166,919
Total expenses before reductions	125,552,579
Expense reductions	(2,620,811)	122,931,768
Net investment income (loss)		184,313,100
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	621,363,243
Other affiliated issuers	4,193,500
Foreign currency transactions	(237,111)
Futures contracts	10,598,796
Total net realized gain (loss)		635,918,428
Change in net unrealized appreciation (depreciation) on: Investment securities	1,584,289,235
Assets and liabilities in foreign currencies	21,036
Futures contracts	182,961
Total change in net unrealized appreciation (depreciation)		1,584,493,232
Net gain (loss)		2,220,411,660
Net increase (decrease) in net assets resulting from operations		$ 2,404,724,760

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 184,313,100	$ 145,885,373
Net realized gain (loss)	635,918,428	923,774,773
Change in net unrealized appreciation (depreciation)	1,584,493,232	(1,481,460,012)
Net increase (decrease) in net assets resulting from operations	2,404,724,760	(411,799,866)
Distributions to shareholders from net investment income	(189,531,129)	(141,940,543)
Distributions to shareholders from net realized gains	(8,351,979)	-
Total distributions	(197,883,108)	(141,940,543)
Share transactions - net increase (decrease)	(899,286,819)	(1,239,479,004)
Redemption fees	69	8,960
Total increase (decrease) in net assets	1,307,554,902	(1,793,210,453)

Net Assets
Beginning of period	14,955,794,964	16,749,005,417
End of period (including distributions in excess of net investment income of $587,200 and distributions in excess of net investment income of $2,498,208, respectively)	$ 16,263,349,866	$ 14,955,794,964

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 23.02	$ 23.88	$ 20.62	$ 15.39	$ 27.90
Income from Investment Operations
Net investment income (loss) C	.32	.25	.23	.23	.24
Net realized and unrealized gain (loss)	3.46	(.86)	3.31	5.26	(11.87)
Total from investment operations	3.78	(.61)	3.54	5.49	(11.63)
Distributions from net investment income	(.34) I	(.25)	(.27)	(.25)	(.23)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.36) J	(.25)	(.28)	(.26) H	(.88)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.44	$ 23.02	$ 23.88	$ 20.62	$ 15.39
Total Return A, B	16.42%	(2.53)%	17.22%	35.71%	(42.51)%
Ratios to Average Net Assets D, F
Expenses before reductions	.64%	.65%	.65%	.67%	.66%
Expenses net of fee waivers, if any	.64%	.64%	.65%	.67%	.66%
Expenses net of all reductions	.63%	.63%	.63%	.65%	.65%
Net investment income (loss)	1.27%	1.03%	1.06%	1.33%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,440,357	$ 6,113,440	$ 7,160,125	$ 7,405,228	$ 6,240,871
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.36 per share is comprised of distribution from net investment income of $.342 and distribution from net realized gain of $.013 per share.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.95	$ 23.81	$ 20.55	$ 15.33	$ 27.80
Income from Investment Operations
Net investment income (loss) C	.30	.22	.20	.21	.21
Net realized and unrealized gain (loss)	3.44	(.85)	3.31	5.25	(11.83)
Total from investment operations	3.74	(.63)	3.51	5.46	(11.62)
Distributions from net investment income	(.32) I	(.23)	(.24)	(.23)	(.20)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.33)	(.23)	(.25)	(.24) H	(.85)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.36	$ 22.95	$ 23.81	$ 20.55	$ 15.33
Total Return A, B	16.31%	(2.64)%	17.11%	35.66%	(42.61)%
Ratios to Average Net Assets D, F
Expenses before reductions	.74%	.75%	.75%	.77%	.76%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.77%	.76%
Expenses net of all reductions	.73%	.73%	.73%	.75%	.75%
Net investment income (loss)	1.16%	.93%	.96%	1.23%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,374,781	$ 1,277,101	$ 1,379,305	$ 1,784,820	$ 1,497,734
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.64	$ 23.49	$ 20.29	$ 15.14	$ 27.46
Income from Investment Operations
Net investment income (loss) C	.26	.18	.17	.18	.18
Net realized and unrealized gain (loss)	3.39	(.84)	3.26	5.18	(11.67)
Total from investment operations	3.65	(.66)	3.43	5.36	(11.49)
Distributions from net investment income	(.28) I	(.19)	(.22)	(.21)	(.18)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.29)	(.19)	(.23)	(.21) H	(.83)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.00	$ 22.64	$ 23.49	$ 20.29	$ 15.14
Total Return A, B	16.14%	(2.78)%	16.93%	35.47%	(42.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.90%	.90%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.92%	.91%
Expenses net of all reductions	.88%	.88%	.88%	.90%	.90%
Net investment income (loss)	1.02%	.78%	.81%	1.08%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,740,640	$ 6,980,191	$ 7,627,793	$ 7,577,737	$ 6,187,985
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

Financial Highlights - Service Class 2R

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.60	$ 23.44	$ 20.24	$ 15.10	$ 27.35
Income from Investment Operations
Net investment income (loss) C	.26	.18	.17	.18	.18
Net realized and unrealized gain (loss)	3.39	(.84)	3.25	5.17	(11.62)
Total from investment operations	3.65	(.66)	3.42	5.35	(11.44)
Distributions from net investment income	(.27) I	(.18)	(.21)	(.20)	(.16)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.29) J	(.18)	(.22)	(.21) H	(.81)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 25.96	$ 22.60	$ 23.44	$ 20.24	$ 15.10
Total Return A, B	16.15%	(2.79)%	16.94%	35.46%	(42.69)%
Ratios to Average Net Assets D, F
Expenses before reductions	.89%	.90%	.90%	.92%	.91%
Expenses net of fee waivers, if any	.89%	.89%	.90%	.92%	.91%
Expenses net of all reductions	.88%	.88%	.88%	.90%	.90%
Net investment income (loss)	1.02%	.78%	.81%	1.08%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,727	$ 8,042	$ 10,942	$ 13,285	$ 13,585
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.29 per share is comprised of distribution from net investment income of $.274 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 22.94	$ 23.80	$ 20.56	$ 15.34	$ 27.82
Income from Investment Operations
Net investment income (loss) C	.30	.23	.21	.21	.21
Net realized and unrealized gain (loss)	3.45	(.86)	3.30	5.25	(11.83)
Total from investment operations	3.75	(.63)	3.51	5.46	(11.62)
Distributions from net investment income	(.32) I	(.23)	(.26)	(.24)	(.21)
Distributions from net realized gain	(.01) I	-	(.01)	(.01)	(.65)
Total distributions	(.34) J	(.23)	(.27)	(.24) H	(.86)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 26.35	$ 22.94	$ 23.80	$ 20.56	$ 15.34
Total Return A, B	16.34%	(2.62)%	17.10%	35.66%	(42.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	.73%	.73%	.74%	.77%	.75%
Expenses net of fee waivers, if any	.73%	.73%	.73%	.77%	.75%
Expenses net of all reductions	.71%	.71%	.72%	.75%	.74%
Net investment income (loss)	1.18%	.94%	.98%	1.23%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$ 698,845	$ 577,021	$ 570,841	$ 457,476	$ 324,919
Portfolio turnover rate E	87%	135%	117%	145%	172%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

J Total distributions of $.34 per share is comprised of distribution from net investment income of $.322 and distribution from net realized gain of $.013 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,085,145,590
Gross unrealized depreciation	(344,960,912)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,740,184,678

Tax Cost	$ 13,681,581,757

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (2,671,840,594)
Net unrealized appreciation (depreciation)	$ 2,740,209,758

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (336,841,666)
2017	(2,334,998,928)
Total capital loss carryforward	$ (2,671,840,594)

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 197,883,108	$ 141,940,543

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $10,598,796 and a change in net unrealized appreciation (depreciation) of $182,961 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,768,445,499 and $14,577,513,353, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,369,277
Service Class 2	19,292,732
Service Class 2R	22,641
$ 20,684,650

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,564,434
Service Class	964,572
Service Class 2	5,414,509
Service Class 2R	6,331
Investor Class	1,020,592
$ 11,970,438

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $462,864 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $43,593 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,950,509, including $38,179 from securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,620,811 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 82,580,923	$ 65,616,073
Service Class	16,341,913	12,220,263
Service Class 2	82,113,206	58,305,804
Service Class 2R	91,369	65,304
Investor Class	8,403,718	5,733,099
Total	$ 189,531,129	$ 141,940,543
From net realized gain
Initial Class	$ 3,278,212	$ -
Service Class	704,666	-
Service Class 2	4,008,661	-
Service Class 2R	4,524	-
Investor Class	355,916	-
Total	$ 8,351,979	$ -

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	8,108,840	8,887,647	$ 207,519,230	$ 215,181,582
Reinvestment of distributions	3,281,594	2,941,106	85,859,135	65,616,073
Shares redeemed	(33,386,959)	(46,079,138)	(856,012,042)	(1,098,879,687)
Net increase (decrease)	(21,996,525)	(34,250,385)	$ (562,633,677)	$ (818,082,032)
Service Class
Shares sold	4,101,561	5,960,533	$ 104,241,858	$ 142,199,635
Reinvestment of distributions	653,535	549,472	17,046,579	12,220,263
Shares redeemed	(8,246,935)	(8,798,344)	(210,877,762)	(211,519,636)
Net increase (decrease)	(3,491,839)	(2,288,339)	$ (89,589,325)	$ (57,099,738)
Service Class 2
Shares sold	32,699,560	28,618,316	$ 807,565,716	$ 674,963,970
Reinvestment of distributions	3,346,604	2,657,512	86,121,867	58,305,804
Shares redeemed	(46,616,409)	(47,724,451)	(1,175,112,838)	(1,123,942,590)
Net increase (decrease)	(10,570,245)	(16,448,623)	$ (281,425,255)	$ (390,672,816)
Service Class 2R
Shares sold	68,230	57,708	$ 1,645,251	$ 1,412,478
Reinvestment of distributions	3,733	2,982	95,893	65,304
Shares redeemed	(91,575)	(171,761)	(2,281,001)	(4,029,960)
Net increase (decrease)	(19,612)	(111,071)	$ (539,857)	$ (2,552,178)
Investor Class
Shares sold	2,695,333	3,165,850	$ 68,539,753	$ 76,274,096
Reinvestment of distributions	335,952	257,783	8,759,634	5,733,099
Shares redeemed	(1,659,317)	(2,256,234)	(42,398,092)	(53,079,435)
Net increase (decrease)	1,371,968	1,167,399	$ 34,901,295	$ 28,927,760

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 22% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 19, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the third quartile for the one-year period and the first quartile for the three- and five-year periods. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

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Smithfield, RI

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Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0213
1.811844.108

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Life of fund A
VIP Disciplined Small Cap Portfolio - Initial Class	19.00%	3.62%	4.38%
VIP Disciplined Small Cap Portfolio - Service Class	18.97%	3.51%	4.28%
VIP Disciplined Small Cap Portfolio - Service Class 2	18.58%	3.30%	4.08%
VIP Disciplined Small Cap Portfolio - Investor Class	18.96%	3.55%	4.29%

A From December 27, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from Maximilian Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Disciplined Small Cap Portfolio: For the year, the fund's share classes outpaced the benchmark Russell 2000® Index, which rose 16.35%. (For specific portfolio results, please refer to the performance section of this report.) Versus the benchmark, the fund benefited the most from strong stock selection in the energy and financials sectors. In energy, two independent crude oil refiners, Western Refining and Alon USA Energy, were standout contributors whose share price rose by triple digits during the year. In financials, meanwhile, timely ownership of Flagstar Bancorp and a holding in another bank, Banner, added value. Other helpful financials stocks included an out-of-benchmark position in American Capital, an investment firm that helps facilitate management and employee buyouts, and, in the real estate industry, PennyMac Mortgage Investment Trust, which invests in residential mortgage loans and mortgage-related assets. In the consumer discretionary sector, Movado Group, a maker of luxury watches, also contributed. On the negative side, both the consumer staples and health care sectors hampered results. On an individual basis, however, the biggest detractor came from the information technology sector - Xyratex, a provider of data-storage technology that we sold before period end. Freight transportation company Arkansas Best, which also was sold from the fund, was another laggard, as were VOXX International and Express, retailers of consumer electronics and apparel, respectively. Buckeye Technologies, a maker of fiber and woven goods, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.92%
Actual		$ 1,000.00	$ 1,101.00	$ 4.86
HypotheticalA		$ 1,000.00	$ 1,020.51	$ 4.67
Service Class	1.00%
Actual		$ 1,000.00	$ 1,100.90	$ 5.28
HypotheticalA		$ 1,000.00	$ 1,020.11	$ 5.08
Service Class 2	1.27%
Actual		$ 1,000.00	$ 1,099.00	$ 6.70
HypotheticalA		$ 1,000.00	$ 1,018.75	$ 6.44
Investor Class	.99%
Actual		$ 1,000.00	$ 1,101.40	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.03

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Ocwen Financial Corp.	0.7	0.0
Eagle Materials, Inc.	0.7	0.1
CommVault Systems, Inc.	0.7	0.1
Helix Energy Solutions Group, Inc.	0.7	0.6
Alaska Air Group, Inc.	0.7	0.7
First American Financial Corp.	0.7	0.2
A.O. Smith Corp.	0.6	0.0
Hyster-Yale Materials Handling Class A	0.6	0.0
EMCOR Group, Inc.	0.6	0.0
Cirrus Logic, Inc.	0.6	0.0
	6.6
Top Five Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.0	22.5
Industrials	16.8	14.4
Information Technology	16.1	15.6
Consumer Discretionary	11.3	14.8
Health Care	9.9	12.4
Asset Allocation (% of fund's net assets)
As of December 31, 2012 *		As of June 30, 2012 **
	Stocks and Equity Futures 99.6%		Stocks and Equity Futures 99.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.4%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	3.4%	** Foreign investments	3.4%

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.3%
Cooper Tire & Rubber Co.	4,363	$ 110,646
Standard Motor Products, Inc.	7,778	172,827
		283,473
Distributors - 0.2%
Pool Corp.	1,882	79,646
VOXX International Corp. (a)	11,823	79,569
		159,215
Diversified Consumer Services - 0.4%
Coinstar, Inc. (a)	1,910	99,339
Hillenbrand, Inc.	10,975	248,145
		347,484
Hotels, Restaurants & Leisure - 3.3%
Ameristar Casinos, Inc.	13,868	363,896
Bob Evans Farms, Inc.	11,345	456,069
Cracker Barrel Old Country Store, Inc.	6,978	448,406
Domino's Pizza, Inc.	1,395	60,752
Einstein Noah Restaurant Group, Inc.	2,898	35,385
Frisch's Restaurants, Inc.	677	12,525
Jack in the Box, Inc. (a)	2,304	65,894
Marriott Vacations Worldwide Corp. (a)	10,980	457,537
Multimedia Games Holding Co., Inc. (a)	9,012	132,567
Papa John's International, Inc. (a)	8,255	453,530
Sonic Corp. (a)	13,554	141,097
Texas Roadhouse, Inc. Class A	9,676	162,557
Town Sports International Holdings, Inc.	2,866	30,523
		2,820,738
Household Durables - 1.8%
Flexsteel Industries, Inc.	16,031	343,865
M.D.C. Holdings, Inc.	11,540	424,210
NACCO Industries, Inc. Class A	7,098	430,778
Tupperware Brands Corp.	5,731	367,357
		1,566,210
Leisure Equipment & Products - 0.9%
Arctic Cat, Inc. (a)	7,688	256,702
Brunswick Corp.	17,534	510,064
Polaris Industries, Inc.	41	3,450
		770,216
Media - 0.5%
Fisher Communications, Inc.	8,789	237,215
Global Sources Ltd. (a)	31,011	200,951
Scholastic Corp.	454	13,420
		451,586
Specialty Retail - 3.0%
ANN, Inc. (a)	14,995	507,431
Big 5 Sporting Goods Corp.	26,831	351,486
Brown Shoe Co., Inc.	23,747	436,232
Destination Maternity Corp.	5,313	114,548
Express, Inc. (a)	5,693	85,907

	Shares	Value
Finish Line, Inc. Class A	100	$ 1,893
Haverty Furniture Companies, Inc.	2,970	48,441
OfficeMax, Inc.	43,954	428,991
Penske Automotive Group, Inc.	4,420	132,998
Rent-A-Center, Inc.	2,903	99,747
The Cato Corp. Class A (sub. vtg.)	11,852	325,100
The Men's Wearhouse, Inc.	3,563	111,023
		2,643,797
Textiles, Apparel & Luxury Goods - 0.9%
Movado Group, Inc.	11,392	349,507
Perry Ellis International, Inc.	2,361	46,984
The Jones Group, Inc.	9,357	103,488
True Religion Apparel, Inc.	6,900	175,398
Tumi Holdings, Inc.	5,128	106,919
Unifi, Inc. (a)	702	9,133
Warnaco Group, Inc. (a)	113	8,087
		799,516
TOTAL CONSUMER DISCRETIONARY		9,842,235
CONSUMER STAPLES - 4.2%
Beverages - 0.1%
Coca-Cola Bottling Co. CONSOLIDATED	969	64,439
Food & Staples Retailing - 0.0%
Ingles Markets, Inc. Class A	329	5,679
Village Super Market, Inc. Class A	1	33
		5,712
Food Products - 2.5%
Alico, Inc.	301	11,026
Cal-Maine Foods, Inc.	9,341	375,695
Fresh Del Monte Produce, Inc.	16,890	445,052
J&J Snack Foods Corp.	4,609	294,699
Omega Protein Corp. (a)	10,112	61,885
Pilgrims Pride Corp.	33,430	242,368
Post Holdings, Inc. (a)	5,509	188,683
Sanderson Farms, Inc.	9,219	438,363
Seneca Foods Corp. Class A (a)	3,008	91,443
TreeHouse Foods, Inc. (a)	940	49,002
		2,198,216
Household Products - 0.6%
Central Garden & Pet Co. Class A (non-vtg.) (a)	6,276	65,584
Orchids Paper Products Co.	8,421	170,273
Spectrum Brands Holdings, Inc.	5,798	260,504
WD-40 Co.	1,035	48,759
		545,120
Personal Products - 1.0%
Inter Parfums, Inc.	1,070	20,822
MediFast, Inc. (a)	12,594	332,356
Nature's Sunshine Products, Inc.	3,096	44,830
Nu Skin Enterprises, Inc. Class A (d)	8,193	303,551
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
Nutraceutical International Corp.	964	$ 15,945
USANA Health Sciences, Inc. (a)(d)	2,729	89,866
		807,370
TOTAL CONSUMER STAPLES		3,620,857
ENERGY - 5.7%
Energy Equipment & Services - 2.9%
Basic Energy Services, Inc. (a)	10,447	119,200
Bristow Group, Inc.	9,582	514,170
Exterran Holdings, Inc. (a)	3,757	82,353
Geospace Technologies Corp. (a)	5,615	499,005
Gulf Island Fabrication, Inc.	3,660	87,950
Helix Energy Solutions Group, Inc. (a)	28,542	589,107
Hercules Offshore, Inc. (a)	51,015	315,273
Hornbeck Offshore Services, Inc. (a)	2,870	98,556
Matrix Service Co. (a)	4,499	51,739
Natural Gas Services Group, Inc. (a)	595	9,770
Parker Drilling Co. (a)	14,696	67,602
RigNet, Inc. (a)	5,339	109,076
		2,543,801
Oil, Gas & Consumable Fuels - 2.8%
Adams Resources & Energy, Inc.	570	19,990
Alon USA Energy, Inc.	28,328	512,454
Cloud Peak Energy, Inc. (a)	12,139	234,647
CVR Energy, Inc. (a)	7,266	354,508
Delek US Holdings, Inc.	15,085	381,952
DHT Holdings, Inc.	7,789	31,935
Rex American Resources Corp. (a)	7,464	143,981
VAALCO Energy, Inc. (a)	29,276	253,237
Warren Resources, Inc. (a)	5,656	15,893
Western Refining, Inc.	18,059	509,083
		2,457,680
TOTAL ENERGY		5,001,481
FINANCIALS - 23.0%
Capital Markets - 1.7%
American Capital Ltd. (a)	30,484	365,808
Apollo Investment Corp.	59,084	493,942
Calamos Asset Management, Inc. Class A	4,297	45,419
FBR Capital Markets Corp. (a)	6,418	24,838
MCG Capital Corp.	10,940	50,324
Medallion Financial Corp.	1,963	23,046
NGP Capital Resources Co.	613	4,426
TCP Capital Corp.	22,686	334,392
TICC Capital Corp.	13,626	137,895
		1,480,090

	Shares	Value
Commercial Banks - 4.7%
1st Source Corp.	932	$ 20,588
Alliance Financial Corp.	1,164	50,646
American National Bankshares, Inc.	431	8,702
Banco Latinoamericano de Exporaciones SA (BLADEX) Series E	16,690	359,836
BancorpSouth, Inc.	8,693	126,396
Bank of Marin Bancorp	1,363	51,058
Banner Bank	12,918	396,970
BBCN Bancorp, Inc.	694	8,030
Central Pacific Financial Corp. (a)	16,234	253,088
Citizens & Northern Corp.	2,694	50,917
Eagle Bancorp, Inc., Maryland (a)	4,119	82,256
First Bancorp, Puerto Rico (a)	41,281	189,067
First Community Bancshares, Inc.	3,479	55,560
First Interstate Bancsystem, Inc.	1,192	18,393
First Merchants Corp.	16,688	247,650
Hanmi Financial Corp. (a)	32,376	439,990
MainSource Financial Group, Inc.	2,101	26,620
MB Financial, Inc.	9,732	192,207
Mercantile Bank Corp.	1,066	17,589
Merchants Bancshares, Inc.	8,583	229,767
Pacific Continental Corp.	1,091	10,615
PacWest Bancorp	7,695	190,682
Peoples Bancorp, Inc.	2,413	49,298
PrivateBancorp, Inc.	11,949	183,059
Republic Bancorp, Inc., Kentucky Class A	2,456	51,895
State Bank Financial Corp.	2,051	32,570
StellarOne Corp.	1,429	20,206
Sterling Financial Corp.	5,776	120,603
Susquehanna Bancshares, Inc.	4,538	47,558
Union/First Market Bankshares Corp.	2,532	39,930
Washington Trust Bancorp, Inc.	4,402	115,817
WesBanco, Inc.	3,589	79,748
Wilshire Bancorp, Inc. (a)	57,579	337,989
		4,105,300
Consumer Finance - 0.7%
Cash America International, Inc.	1,119	44,391
Green Dot Corp. Class A (a)(d)	6,850	83,570
Nelnet, Inc. Class A	17,312	515,724
		643,685
Diversified Financial Services - 0.8%
MarketAxess Holdings, Inc.	8,747	308,769
Marlin Business Services Corp.	11,926	239,236
MicroFinancial, Inc.	1,402	10,207
PHH Corp. (a)	6,936	157,794
Vector Capital Corp. rights (a)	5,673	0
		716,006
Insurance - 3.7%
Argo Group International Holdings, Ltd.	10,357	347,892
eHealth, Inc. (a)	3,776	103,764
Enstar Group Ltd. (a)	1,349	151,061
FBL Financial Group, Inc. Class A	5,442	186,171
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
First American Financial Corp.	23,283	$ 560,887
Horace Mann Educators Corp.	19,224	383,711
Maiden Holdings Ltd.	17,281	158,812
Montpelier Re Holdings Ltd.	8,678	198,379
Platinum Underwriters Holdings Ltd.	6,529	300,334
Primerica, Inc.	12,506	375,305
ProAssurance Corp.	8,242	347,730
Symetra Financial Corp.	4,118	53,452
Universal Insurance Holdings, Inc.	670	2,935
		3,170,433
Real Estate Investment Trusts - 7.8%
AG Mortgage Investment Trust, Inc.	17,493	410,736
American Capital Mortgage Investment Corp.	13,400	315,838
Anworth Mortgage Asset Corp.	70,235	405,958
Apollo Commercial Real Estate Finance, Inc.	16,546	268,542
Apollo Residential Mortgage, Inc.	16,073	324,514
Capstead Mortgage Corp.	37,517	430,320
Crexus Investment Corp.	4,838	59,266
Extra Space Storage, Inc.	10,498	382,022
Gyrodyne Co. of America, Inc.	384	27,671
LTC Properties, Inc.	3,443	121,159
MFA Financial, Inc.	14,940	121,163
National Health Investors, Inc.	17	961
NorthStar Realty Finance Corp.	47,896	337,188
PennyMac Mortgage Investment Trust	19,317	488,527
Potlatch Corp.	9,232	361,802
PS Business Parks, Inc.	5,350	347,643
Resource Capital Corp.	27,337	153,087
RLJ Lodging Trust	23,912	463,175
Ryman Hospitality Properties, Inc.	11,817	454,482
Select Income (REIT)	3,204	79,363
Sovran Self Storage, Inc.	5,127	318,387
Stag Industrial, Inc.	3,769	67,729
Starwood Property Trust, Inc.	20,321	466,570
Western Asset Mortgage Capital Corp.	19,453	384,586
		6,790,689
Thrifts & Mortgage Finance - 3.6%
Dime Community Bancshares, Inc.	28,163	391,184
Doral Financial Corp. (a)(d)	138,558	100,330
EverBank Financial Corp.	15,828	235,995
Farmer Mac Class C (non-vtg.)	2,755	89,538
First Financial Holdings, Inc.	1,815	23,740
Flagstar Bancorp, Inc. (a)	20,902	405,499
Flushing Financial Corp.	7,546	115,756
Fox Chase Bancorp, Inc.	2,732	45,488
HomeStreet, Inc.	16,087	411,023
NASB Financial, Inc. (a)	130	2,778
Ocwen Financial Corp. (a)	18,429	637,449
Oritani Financial Corp.	3,491	53,482

	Shares	Value
Provident Financial Holdings, Inc.	1,808	$ 31,640
Rockville Financial, Inc.	3,166	40,841
Simplicity Bancorp, Inc.	2,935	43,878
ViewPoint Financial Group	3,793	79,425
WSFS Financial Corp.	9,062	382,870
		3,090,916
TOTAL FINANCIALS		19,997,119
HEALTH CARE - 9.9%
Biotechnology - 0.9%
Alkermes PLC (a)	3,911	72,432
Allos Therapeutics, Inc. rights	5,550	0
Arena Pharmaceuticals, Inc. (a)	2,073	18,698
Cepheid, Inc. (a)	986	33,337
Cubist Pharmaceuticals, Inc. (a)	6,615	278,227
Emergent BioSolutions, Inc. (a)	8,609	138,088
Geron Corp. (a)	17,029	24,011
Maxygen, Inc.	7,858	19,331
Pharmacyclics, Inc. (a)	2,201	127,438
Seattle Genetics, Inc. (a)	1,543	35,798
		747,360
Health Care Equipment & Supplies - 2.6%
Analogic Corp.	1,294	96,144
CONMED Corp.	3,776	105,539
Cyberonics, Inc. (a)	4,311	226,457
Greatbatch, Inc. (a)	7,797	181,202
Integra LifeSciences Holdings Corp. (a)	1,048	40,841
Invacare Corp.	11,443	186,521
Natus Medical, Inc. (a)	3,026	33,831
RTI Biologics, Inc. (a)	45,356	193,670
Sirona Dental Systems, Inc. (a)	5,795	373,546
SurModics, Inc. (a)	7,111	159,002
Thoratec Corp. (a)	5,998	225,045
Vascular Solutions, Inc. (a)	3,588	56,690
West Pharmaceutical Services, Inc.	3,234	177,062
Young Innovations, Inc.	5,665	223,258
		2,278,808
Health Care Providers & Services - 5.6%
Alliance Healthcare Services, Inc. (a)	49,883	318,254
Amedisys, Inc. (a)	11,043	124,455
AMN Healthcare Services, Inc. (a)	6,178	71,356
AmSurg Corp. (a)	5,946	178,439
Centene Corp. (a)	12,449	510,409
Corvel Corp. (a)	980	43,933
Five Star Quality Care, Inc. (a)	45,405	227,479
Gentiva Health Services, Inc. (a)	13,122	131,876
Hanger, Inc. (a)	12,315	336,938
Magellan Health Services, Inc. (a)	9,174	449,526
Molina Healthcare, Inc. (a)	13,096	354,378
National Healthcare Corp.	4,455	209,474
PharMerica Corp. (a)	1,922	27,369
Providence Service Corp. (a)	11,460	194,705
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Select Medical Holdings Corp.	40,356	$ 380,557
Skilled Healthcare Group, Inc. (a)	179	1,140
Team Health Holdings, Inc. (a)	15,272	439,375
Triple-S Management Corp. (a)	1,247	23,032
Universal American Spin Corp.	19,035	163,511
Vanguard Health Systems, Inc. (a)	30,983	379,542
Wellcare Health Plans, Inc. (a)	6,898	335,864
		4,901,612
Health Care Technology - 0.6%
Computer Programs & Systems, Inc.	849	42,739
Omnicell, Inc. (a)	28,076	417,490
Vocera Communications, Inc.	1,288	32,329
		492,558
Life Sciences Tools & Services - 0.1%
PAREXEL International Corp. (a)	3,492	103,328
Pharmaceuticals - 0.1%
Jazz Pharmaceuticals PLC (a)	509	27,079
Pozen, Inc. (a)	18,985	95,115
		122,194
TOTAL HEALTH CARE		8,645,860
INDUSTRIALS - 16.8%
Aerospace & Defense - 3.4%
AAR Corp.	24,357	454,989
American Science & Engineering, Inc.	6,238	406,780
Cubic Corp.	8,216	394,122
Curtiss-Wright Corp.	14,662	481,353
Esterline Technologies Corp. (a)	5,291	336,561
LMI Aerospace, Inc. (a)	2,257	43,650
Moog, Inc. Class A (a)	5,812	238,466
Taser International, Inc. (a)	45,758	409,077
Teledyne Technologies, Inc. (a)	2,456	159,812
		2,924,810
Air Freight & Logistics - 0.0%
Park-Ohio Holdings Corp. (a)	1,301	27,724
Airlines - 1.2%
Alaska Air Group, Inc. (a)	13,581	585,205
SkyWest, Inc.	35,247	439,178
Spirit Airlines, Inc. (a)	130	2,304
		1,026,687
Building Products - 1.3%
A.O. Smith Corp.	8,738	551,106
American Woodmark Corp. (a)	2,594	72,165
Apogee Enterprises, Inc.	19,919	477,458
Gibraltar Industries, Inc. (a)	2,745	43,700
Nortek, Inc. (a)	8	530
Trex Co., Inc. (a)	118	4,393
		1,149,352

	Shares	Value
Commercial Services & Supplies - 2.7%
Consolidated Graphics, Inc. (a)	3,380	$ 118,030
Courier Corp.	700	7,700
G&K Services, Inc. Class A	12,307	420,284
Intersections, Inc. (d)	17,011	161,264
Kimball International, Inc. Class B	22,364	259,646
Performant Financial Corp.	6,537	66,024
Steelcase, Inc. Class A	16,974	216,249
Sykes Enterprises, Inc. (a)	1,645	25,037
The Brink's Co.	16,312	465,381
The Geo Group, Inc.	4,841	136,516
Unifirst Corp. Massachusetts	6,146	450,625
Viad Corp.	1,691	45,928
		2,372,684
Construction & Engineering - 2.1%
Argan, Inc.	20,832	374,976
Dycom Industries, Inc. (a)	9,386	185,843
EMCOR Group, Inc.	15,681	542,719
Granite Construction, Inc.	13,463	452,626
MasTec, Inc. (a)	5,261	131,157
Primoris Services Corp.	3,374	50,745
Sterling Construction Co., Inc. (a)	1,880	18,687
Tutor Perini Corp. (a)	5,673	77,720
		1,834,473
Electrical Equipment - 0.0%
Belden, Inc.	850	38,242
Brady Corp. Class A	180	6,012
		44,254
Industrial Conglomerates - 0.1%
Standex International Corp.	2,024	103,811
Machinery - 2.7%
Actuant Corp. Class A	3,723	103,909
Alamo Group, Inc.	760	24,806
Ampco-Pittsburgh Corp.	375	7,493
Cascade Corp.	34	2,186
CLARCOR, Inc.	1,970	94,127
Hurco Companies, Inc. (a)	1,431	32,913
Hyster-Yale Materials Handling Class A	11,173	545,242
Kadant, Inc. (a)	12,021	318,677
Kaydon Corp.	2,872	68,727
L.B. Foster Co. Class A	2,213	96,133
Lindsay Corp.	584	46,790
Lydall, Inc. (a)	1,302	18,671
Mueller Industries, Inc.	9,412	470,882
Nordson Corp.	30	1,894
RBC Bearings, Inc. (a)	1,625	81,364
Tennant Co.	3,023	132,861
Watts Water Technologies, Inc. Class A	6,752	290,268
		2,336,943
Professional Services - 1.1%
Barrett Business Services, Inc.	6,923	263,697
CDI Corp.	482	8,257
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
GP Strategies Corp. (a)	870	$ 17,966
Insperity, Inc.	9,127	297,175
Kelly Services, Inc. Class A (non-vtg.)	9,846	154,976
Korn/Ferry International (a)	3,805	60,347
Resources Connection, Inc.	10,058	120,093
		922,511
Road & Rail - 0.8%
AMERCO	1,048	132,897
Celadon Group, Inc.	6,453	116,606
Saia, Inc. (a)	4,725	109,242
Swift Transporation Co. (a)	21,522	196,281
Universal Truckload Services, Inc.	2,766	50,480
Werner Enterprises, Inc.	3,760	81,479
		686,985
Trading Companies & Distributors - 1.4%
Aceto Corp.	4,889	49,086
Aircastle Ltd.	34,956	438,348
Applied Industrial Technologies, Inc.	10,131	425,603
DXP Enterprises, Inc. (a)	2,478	121,595
H&E Equipment Services, Inc.	11,767	177,329
		1,211,961
TOTAL INDUSTRIALS		14,642,195
INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 3.2%
Anaren, Inc. (a)	11,892	231,299
Arris Group, Inc. (a)	34,463	514,877
Black Box Corp.	15,770	383,842
Ciena Corp. (a)	17,523	275,111
Communications Systems, Inc.	3,936	40,934
Comtech Telecommunications Corp.	11,333	287,632
Emulex Corp. (a)	25,848	188,690
Harmonic, Inc. (a)	11,891	60,287
Loral Space & Communications Ltd.	7,287	398,307
Plantronics, Inc.	4,796	176,829
Tessco Technologies, Inc. (d)	9,551	211,459
		2,769,267
Computers & Peripherals - 0.4%
Electronics for Imaging, Inc. (a)	5,968	113,332
QLogic Corp. (a)	22,677	220,647
		333,979
Electronic Equipment & Components - 1.7%
Anixter International, Inc.	7,822	500,452
Benchmark Electronics, Inc. (a)	15,348	255,084
Electro Scientific Industries, Inc.	26,811	266,769
Newport Corp. (a)	6,621	89,052
OSI Systems, Inc. (a)	53	3,394
PC Connection, Inc.	1,300	14,950
Pulse Electronics Corp. (a)	22	7

	Shares	Value
SYNNEX Corp. (a)	11,269	$ 387,428
Vishay Precision Group, Inc. (a)	1,427	18,865
		1,536,001
Internet Software & Services - 0.1%
XO Group, Inc. (a)	9,130	84,909
IT Services - 3.1%
Acxiom Corp. (a)	25,813	450,695
CACI International, Inc. Class A (a)	8,367	460,436
Convergys Corp.	17,138	281,235
CSG Systems International, Inc. (a)	2,965	53,904
Global Cash Access Holdings, Inc. (a)	46,885	367,578
Hackett Group, Inc.	1,277	5,466
Heartland Payment Systems, Inc.	3,990	117,705
Jack Henry & Associates, Inc.	9,618	377,603
Maximus, Inc.	1,736	109,750
NCI, Inc. Class A (a)	5,927	27,798
Teletech Holdings, Inc. (a)	17,427	310,201
TNS, Inc. (a)	6,274	130,060
		2,692,431
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Energy Industries, Inc. (a)	735	10,150
Cabot Microelectronics Corp.	1,836	65,196
Cirrus Logic, Inc. (a)	18,371	532,208
First Solar, Inc. (a)(d)	16,694	515,511
Hittite Microwave Corp. (a)	962	59,740
International Rectifier Corp. (a)	371	6,578
Intersil Corp. Class A	11,513	95,443
Kulicke & Soffa Industries, Inc. (a)	32,719	392,301
MEMC Electronic Materials, Inc. (a)	11,149	35,788
Microsemi Corp. (a)	1,240	26,090
MIPS Technologies, Inc. (a)	433	3,386
Omnivision Technologies, Inc. (a)	20,900	294,272
RF Micro Devices, Inc. (a)	105,737	473,702
Semtech Corp. (a)	7,219	208,990
Tessera Technologies, Inc.	7,334	120,424
Veeco Instruments, Inc. (a)	3,180	93,874
		2,933,653
Software - 4.2%
Actuate Corp. (a)	13,694	76,686
Aspen Technology, Inc. (a)	13,397	370,293
AVG Technologies NV	8,456	133,858
CommVault Systems, Inc. (a)	8,639	602,225
Comverse, Inc.	849	24,222
Fair Isaac Corp.	6,174	259,493
Guidewire Software, Inc.	985	29,274
Infoblox, Inc.	1,419	25,499
Manhattan Associates, Inc. (a)	7,016	423,345
Monotype Imaging Holdings, Inc.	22,398	357,920
NetScout Systems, Inc. (a)	14,934	388,135
Progress Software Corp. (a)	21,850	458,632
QAD, Inc.:
Class A	3,081	44,366
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
QAD, Inc.: - continued
Class B	2,116	$ 27,445
TeleCommunication Systems, Inc. Class A (a)	96,295	237,849
TeleNav, Inc. (a)	31,138	248,481
TIBCO Software, Inc. (a)	49	1,078
		3,708,801
TOTAL INFORMATION TECHNOLOGY		14,059,041
MATERIALS - 5.7%
Chemicals - 1.4%
FutureFuel Corp.	17,312	204,974
Georgia Gulf Corp. (d)	11,079	457,341
Innospec, Inc.	6,373	219,805
LSB Industries, Inc. (a)	3,211	113,734
Minerals Technologies, Inc.	5,185	206,985
Sensient Technologies Corp.	116	4,125
		1,206,964
Construction Materials - 1.2%
Eagle Materials, Inc.	10,622	621,387
Headwaters, Inc. (a)	47,302	404,905
		1,026,292
Containers & Packaging - 1.8%
AEP Industries, Inc. (a)	5,688	336,900
Boise, Inc.	46,198	367,274
Graphic Packaging Holding Co. (a)	68,641	443,421
Myers Industries, Inc.	26,597	402,945
		1,550,540
Metals & Mining - 0.1%
Metals USA Holdings Corp.	6,196	108,368
Paper & Forest Products - 1.2%
Buckeye Technologies, Inc.	5,979	171,657
Domtar Corp.	4,538	379,014
Louisiana-Pacific Corp. (a)	2,484	47,991
Neenah Paper, Inc.	4,015	114,307
Schweitzer-Mauduit International, Inc.	8,853	345,533
		1,058,502
TOTAL MATERIALS		4,950,666
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
HickoryTech Corp.	1,075	10,460
inContact, Inc. (a)	197	1,020
Premiere Global Services, Inc. (a)	3,930	38,435
		49,915

	Shares	Value
Wireless Telecommunication Services - 0.0%
NTELOS Holdings Corp.	1,727	$ 22,641
TOTAL TELECOMMUNICATION SERVICES		72,556
UTILITIES - 4.5%
Electric Utilities - 2.6%
Cleco Corp.	10,964	438,670
El Paso Electric Co.	14,600	465,886
IDACORP, Inc.	10,514	455,782
PNM Resources, Inc.	15,475	317,392
Portland General Electric Co.	19,185	524,902
UNS Energy Corp.	2,150	91,203
		2,293,835
Gas Utilities - 0.1%
Southwest Gas Corp.	2,007	85,117
Independent Power Producers & Energy Traders - 0.7%
Black Hills Corp.	13,437	488,301
Genie Energy Ltd. Class B	8,813	62,572
Ormat Technologies, Inc.	1,749	33,721
		584,594
Multi-Utilities - 0.6%
Avista Corp.	4,868	117,367
NorthWestern Energy Corp.	11,166	387,795
		505,162
Water Utilities - 0.5%
American States Water Co.	9,390	450,532
TOTAL UTILITIES		3,919,240
TOTAL COMMON STOCKS (Cost $76,964,186)		84,751,250
Money Market Funds - 4.1%

Fidelity Cash Central Fund, 0.18% (b)	1,755,778	1,755,778
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	1,847,950	1,847,950
TOTAL MONEY MARKET FUNDS (Cost $3,603,728)		3,603,728
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $80,567,914)		88,354,978
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(1,227,878)
NET ASSETS - 100%		$ 87,127,100
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
24 NYFE Russell 2000 Mini Index Contracts	March 2013	$ 2,031,840	$ 39,675

The face value of futures purchased as a percentage of net assets is 2.3%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,426
Fidelity Securities Lending Cash Central Fund	34,744
Total	$ 37,170
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,842,235	$ 9,842,235	$ -	$ -
Consumer Staples	3,620,857	3,620,857	-	-
Energy	5,001,481	5,001,481	-	-
Financials	19,997,119	19,997,119	-	-
Health Care	8,645,860	8,645,860	-	-
Industrials	14,642,195	14,642,195	-	-
Information Technology	14,059,041	14,059,041	-	-
Materials	4,950,666	4,950,666	-	-
Telecommunication Services	72,556	72,556	-	-
Utilities	3,919,240	3,919,240	-	-
Money Market Funds	3,603,728	3,603,728	-	-
Total Investments in Securities:	$ 88,354,978	$ 88,354,978	$ -	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 39,675	$ 39,675	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 39,675	$ -
Total Value of Derivatives	$ 39,675	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $1,853,177) - See accompanying schedule: Unaffiliated issuers (cost $76,964,186)	$ 84,751,250
Fidelity Central Funds (cost $3,603,728)	3,603,728
Total Investments (cost $80,567,914)		$ 88,354,978
Segregated cash with broker for futures contracts		96,100
Cash		5,685
Receivable for investments sold		111,915
Receivable for fund shares sold		315,247
Dividends receivable		153,951
Distributions receivable from Fidelity Central Funds		3,615
Receivable for daily variation margin on futures contracts		52,560
Prepaid expenses		228
Total assets		89,094,279

Liabilities
Payable for fund shares redeemed	$ 16,112
Accrued management fee	49,797
Distribution and service plan fees payable	365
Other affiliated payables	13,378
Other payables and accrued expenses	39,577
Collateral on securities loaned, at value	1,847,950
Total liabilities		1,967,179

Net Assets		$ 87,127,100
Net Assets consist of:
Paid in capital		$ 78,603,579
Distributions in excess of net investment income		(138,807)
Accumulated undistributed net realized gain (loss) on investments		835,589
Net unrealized appreciation (depreciation) on investments		7,826,739
Net Assets		$ 87,127,100

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($20,182,729 ÷ 1,677,284 shares)	$ 12.03

Service Class: Net Asset Value, offering price and redemption price per share ($279,006 ÷ 23,134 shares)	$ 12.06

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,623,625 ÷ 134,492 shares)	$ 12.07

Investor Class: Net Asset Value, offering price and redemption price per share ($65,041,740 ÷ 5,417,734 shares)	$ 12.01

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 2,225,762
Interest		333
Income from Fidelity Central Funds		37,170
Total income		2,263,265

Expenses
Management fee	$ 591,192
Transfer agent fees	117,862
Distribution and service plan fees	5,977
Accounting and security lending fees	32,846
Custodian fees and expenses	12,171
Independent trustees' compensation	549
Audit	48,950
Legal	364
Miscellaneous	783
Total expenses		810,694
Net investment income (loss)		1,452,571
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,402,483
Futures contracts	224,780
Total net realized gain (loss)		5,627,263
Change in net unrealized appreciation (depreciation) on: Investment securities	6,737,417
Futures contracts	23,505
Total change in net unrealized appreciation (depreciation)		6,760,922
Net gain (loss)		12,388,185
Net increase (decrease) in net assets resulting from operations		$ 13,840,756

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,452,571	$ 328,759
Net realized gain (loss)	5,627,263	8,584,115
Change in net unrealized appreciation (depreciation)	6,760,922	(11,127,389)
Net increase (decrease) in net assets resulting from operations	13,840,756	(2,214,515)
Distributions to shareholders from net investment income	(1,580,687)	(345,088)
Distributions to shareholders from net realized gain	(4,740,566)	-
Total distributions	(6,321,253)	(345,088)
Share transactions - net increase (decrease)	3,708,990	6,046,479
Total increase (decrease) in net assets	11,228,493	3,486,876

Net Assets
Beginning of period	75,898,607	72,411,731
End of period (including distributions in excess of net investment income of $138,807 and distributions in excess of net investment income of $7,973, respectively)	$ 87,127,100	$ 75,898,607

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.94	$ 11.15	$ 8.91	$ 7.32	$ 11.17
Income from Investment Operations
Net investment income (loss) C	.22	.05	.04	.04	.07
Net realized and unrealized gain (loss)	1.83	(.20)	2.24	1.59	(3.84)
Total from investment operations	2.05	(.15)	2.28	1.63	(3.77)
Distributions from net investment income	(.25)	(.06)	(.04)	(.04)	(.08)
Distributions from net realized gain	(.71)	-	-	-	-
Total distributions	(.96)	(.06)	(.04)	(.04)	(.08)
Net asset value, end of period	$ 12.03	$ 10.94	$ 11.15	$ 8.91	$ 7.32
Total Return A, B	19.00%	(1.36)%	25.54%	22.28%	(33.72)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.91%	.95%	1.05%	1.04%
Expenses net of fee waivers, if any	.91%	.91%	.94%	1.00%	1.00%
Expenses net of all reductions	.91%	.91%	.94%	1.00%	1.00%
Net investment income (loss)	1.80%	.47%	.41%	.56%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,183	$ 19,809	$ 19,742	$ 13,864	$ 8,381
Portfolio turnover rate E	99%	90%	71%	81%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 11.16	$ 8.92	$ 7.33	$ 11.17
Income from Investment Operations
Net investment income (loss) C	.21	.04	.03	.03	.06
Net realized and unrealized gain (loss)	1.84	(.20)	2.23	1.58	(3.84)
Total from investment operations	2.05	(.16)	2.26	1.61	(3.78)
Distributions from net investment income	(.24)	(.04)	(.02)	(.02)	(.06)
Distributions from net realized gain	(.71)	-	-	-	-
Total distributions	(.95)	(.04)	(.02)	(.02)	(.06)
Net asset value, end of period	$ 12.06	$ 10.96	$ 11.16	$ 8.92	$ 7.33
Total Return A, B	18.97%	(1.41)%	25.35%	22.03%	(33.79)%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	1.01%	1.04%	1.10%	1.10%
Expenses net of fee waivers, if any	.99%	1.01%	1.04%	1.10%	1.10%
Expenses net of all reductions	.99%	1.01%	1.04%	1.10%	1.10%
Net investment income (loss)	1.72%	.38%	.32%	.46%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 279	$ 235	$ 327	$ 426	$ 631
Portfolio turnover rate E	99%	90%	71%	81%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.96	$ 11.15	$ 8.92	$ 7.33	$ 11.15
Income from Investment Operations
Net investment income (loss) C	.18	.02	.01	.02	.04
Net realized and unrealized gain (loss)	1.83	(.20)	2.23	1.59	(3.82)
Total from investment operations	2.01	(.18)	2.24	1.61	(3.78)
Distributions from net investment income	(.19)	(.01)	(.01)	(.02)	(.04)
Distributions from net realized gain	(.71)	-	-	-	-
Total distributions	(.90)	(.01)	(.01)	(.02)	(.04)
Net asset value, end of period	$ 12.07	$ 10.96	$ 11.15	$ 8.92	$ 7.33
Total Return A, B	18.58%	(1.58)%	25.07%	21.94%	(33.91)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.23%	1.26%	1.28%	1.41%	1.32%
Expenses net of fee waivers, if any	1.23%	1.25%	1.25%	1.25%	1.25%
Expenses net of all reductions	1.23%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	1.48%	.14%	.11%	.31%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,624	$ 1,656	$ 2,513	$ 1,535	$ 1,494
Portfolio turnover rate E	99%	90%	71%	81%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 10.92	$ 11.12	$ 8.89	$ 7.31	$ 11.15
Income from Investment Operations
Net investment income (loss) C	.21	.04	.03	.04	.06
Net realized and unrealized gain (loss)	1.83	(.19)	2.23	1.57	(3.83)
Total from investment operations	2.04	(.15)	2.26	1.61	(3.77)
Distributions from net investment income	(.24)	(.05)	(.03)	(.03)	(.07)
Distributions from net realized gain	(.71)	-	-	-	-
Total distributions	(.95)	(.05)	(.03)	(.03)	(.07)
Net asset value, end of period	$ 12.01	$ 10.92	$ 11.12	$ 8.89	$ 7.31
Total Return A, B	18.96%	(1.35)%	25.44%	22.09%	(33.77)%
Ratios to Average Net Assets D, F
Expenses before reductions	.98%	.99%	1.02%	1.12%	1.10%
Expenses net of fee waivers, if any	.98%	.98%	1.01%	1.08%	1.08%
Expenses net of all reductions	.98%	.98%	1.01%	1.08%	1.08%
Net investment income (loss)	1.73%	.40%	.34%	.48%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,042	$ 54,198	$ 49,830	$ 26,426	$ 16,331
Portfolio turnover rate E	99%	90%	71%	81%	87%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, passive foreign investment companies (PFIC), market discount, partnerships and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 10,783,410
Gross unrealized depreciation	(3,130,803)
Net unrealized appreciation (depreciation) on securities and other investments	$ 7,652,607

Tax Cost	$ 80,702,371

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,009,720
Net unrealized appreciation (depreciation)	$ 7,652,607

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 1,647,059	$ 345,088
Long-term Capital Gains	4,674,194	-
Total	$ 6,321,253	$ 345,088

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $224,780 and a change in net unrealized appreciation (depreciation) of $23,505 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $80,398,000 and $80,942,071, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 260
Service Class 2	5,717
$ 5,977

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 17,199
Service Class	182
Service Class 2	3,668
Investor Class	96,813
$ 117,862

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $223 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement

Annual Report

Notes to Financial Statements - continued

8. Security Lending - continued

of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $34,744. During the period, there were no securities loaned to FCM.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 381,126	$ 102,021
Service Class	5,052	895
Service Class 2	23,651	1,949
Investor Class	1,170,858	240,223
Total	$ 1,580,687	$ 345,088
From net realized gain
Initial Class	$ 1,106,489	$ -
Service Class	15,283	-
Service Class 2	91,283	-
Investor Class	3,527,511	-
Total	$ 4,740,566	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	375,279	799,889	$ 4,550,032	$ 9,258,309
Reinvestment of distributions	127,325	9,535	1,487,615	102,021
Shares redeemed	(635,915)	(770,169)	(7,619,240)	(8,596,529)
Net increase (decrease)	(133,311)	39,255	$ (1,581,593)	$ 763,801
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	1,737	84	20,335	895
Shares redeemed	-	(7,941)	-	(86,551)
Net increase (decrease)	1,737	(7,857)	$ 20,335	$ (85,656)
Service Class 2
Shares sold	182,974	112,730	$ 2,230,864	$ 1,294,995
Reinvestment of distributions	9,804	182	114,934	1,949
Shares redeemed	(209,457)	(187,048)	(2,440,173)	(2,135,089)
Net increase (decrease)	(16,679)	(74,136)	$ (94,375)	$ (838,145)
Investor Class
Shares sold	1,258,406	2,193,939	$ 15,122,823	$ 25,259,132
Reinvestment of distributions	403,184	22,493	4,698,369	240,223
Shares redeemed	(1,208,098)	(1,732,651)	(14,456,569)	(19,292,876)
Net increase (decrease)	453,492	483,781	$ 5,364,623	$ 6,206,479

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (48)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/13	02/08/13	$0.000	$0.121
Service Class	02/08/13	02/08/13	$0.000	$0.121
Service Class 2	02/08/13	02/08/13	$0.000	$0.121
Investor Class	02/08/13	02/08/13	$0.000	$0.121

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 2012, $5,687,638, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR believes that no meaningful peer group exists for the fund principally because most other funds in the fund's third-party peer group have different and/or broader investment mandates than the fund's more specialized strategies. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

VIP Disciplined Small Cap Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of Initial Class compared favorably to its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2011 and the total expense ratio of Service Class 2 ranked above its competitive median for 2011. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0213
1.820582.107

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2012

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2012	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 Portfolio - Initial Class	15.91%	1.65%	7.02%
VIP Index 500 Portfolio - Service Class	15.80%	1.54%	6.92%
VIP Index 500 Portfolio - Service Class 2	15.62%	1.39%	6.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2002. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global markets overcame a host of macroeconomic concerns in 2012 - related to the eurozone debt crisis, the strength and pace of the U.S. economic recovery, the U.S. fiscal debate and a slowdown in China's once-blistering growth - to post broad-based gains for the year, with more-economically sensitive asset classes leading the way. Investor sentiment improved as some of the uncertainties holding back the markets began to lift and the outlook brightened in the face of stimulative global monetary policies and modest inflationary pressures. Riskier assets such as stocks saw the biggest advances, with international equities edging their U.S. counterparts, thanks to an especially strong rally in the fourth quarter. Similarly, within fixed income, credit-sensitive sectors - including high-yield/investment-grade corporate bonds and emerging-markets debt - surged ahead of more-defensive U.S. investment-grade bonds amid strong demand for higher-risk, higher-yielding securities. Emerging signs of a rebounding U.S. economy lifted domestic stocks for most of the period, extending an uptrend that began in March 2009. The broad-based S&P 500® Index rose 16.00% for the 12 months, while the technology-heavy Nasdaq Composite Index® gained 17.45% and the blue-chip-laden Dow Jones Industrial AverageSM added 10.24%. Foreign developed- and emerging-markets equities experienced periodic bouts of volatility this past year, but rode a strong second-half rally to finish ahead of their U.S. counterparts. The MSCI® ACWI® (All Country World Index) ex USA Index advanced 16.98% for the period. In an environment that favored higher-risk assets, U.S. investment-grade bonds managed only a 4.21% gain for 12 months, according to the Barclays® U.S. Aggregate Bond Index. Among sectors that comprise the index, bonds with higher yields and on the riskier end of the spectrum led the way, with investment-grade credit advancing 9.37%, while ultra-safe U.S. Treasuries managed only a 1.99% advance and finished at the back of the pack. Meanwhile, high-yield bonds, as measured by The BofA Merrill LynchSM US High Yield Constrained Index, gained a hearty 15.55%. Foreign bonds showed positive results during the year, with emerging markets easily outpacing their major developed-markets counterparts. The J.P. Morgan Emerging Markets Bond Index Global surged 18.54%, while the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logged a 7.10% gain.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Index 500 Portfolio: For the year, the fund's share classes performed roughly in line with the S&P 500® Index, which rose 16.00%. (For specific portfolio results, please refer to the performance section of this report.) Each of the 10 sectors in the index earned a positive return, and all but two generated double-digit performance. The financials and consumer discretionary groups led the way with respective returns of 29% and 24%, while energy and utilities - the two weakest-performing sectors - gained only about 5% and 1%, respectively. On an individual stock basis, consumer products and personal computer manufacturer Apple was the leading contributor by a very wide margin. Its outsized impact was the result of a 33% share price gain and the stock's large stake in the index. Continuing a longtime trend, Apple benefited from strong sales of its iPad® tablets and iPhone® mobile devices. Cable and media company Comcast enjoyed good growth in its share price, as did financials firms Bank of America, JPMorgan Chase, Wells Fargo and Citigroup. Other contributors included pharmaceuticals manufacturer Pfizer and home products superstore Home Depot. On the negative side, computer and peripherals manufacturer Hewlett-Packard struggled amid a variety of challenges, including growing competition and difficulties with its corporate acquisitions. Also in information technology, Intel, a leading maker of microprocessors, was a notable detractor, as was Dell, whose shares dropped by approximately 30% during the period, with more than half of that coming on a single day in May, after the computer maker reported worse-than-expected fiscal second-quarter revenue. In the energy sector, Occidental Petroleum saw its shares drop by 16%, while restaurant giant McDonald's and utility Exelon were additional detractors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 to December 31, 2012).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During Period* July 1, 2012 to December 31, 2012
Initial Class	.10%
Actual		$ 1,000.00	$ 1,059.00	$ .52
HypotheticalA		$ 1,000.00	$ 1,024.63	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 1,058.50	$ 1.03
HypotheticalA		$ 1,000.00	$ 1,024.13	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 1,057.80	$ 1.81
HypotheticalA		$ 1,000.00	$ 1,023.38	$ 1.78

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.8	4.4
Exxon Mobil Corp.	3.0	3.2
General Electric Co.	1.7	1.8
Chevron Corp.	1.6	1.7
IBM Corp.	1.6	1.8
Microsoft Corp.	1.6	1.8
Johnson & Johnson	1.5	1.5
AT&T, Inc.	1.5	1.7
Google, Inc. Class A	1.4	1.2
Procter & Gamble Co.	1.4	1.3
	19.1
Market Sectors as of December 31, 2012
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.7	19.7
Financials	15.3	14.3
Health Care	11.8	11.9
Consumer Discretionary	11.3	10.9
Energy	10.8	10.8
Consumer Staples	10.4	11.2
Industrials	9.9	10.4
Materials	3.5	3.4
Utilities	3.4	3.7
Telecommunication Services	3.0	3.2
Asset Allocation
To match the S&P 500® Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2012

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.3%
Auto Components - 0.3%
BorgWarner, Inc. (a)(d)	23,511	$ 1,683,858
Delphi Automotive PLC (a)	59,326	2,269,220
Johnson Controls, Inc.	137,364	4,217,075
The Goodyear Tire & Rubber Co. (a)	49,209	679,576
		8,849,729
Automobiles - 0.5%
Ford Motor Co.	765,900	9,918,405
Harley-Davidson, Inc.	45,451	2,219,827
		12,138,232
Distributors - 0.1%
Genuine Parts Co.	31,163	1,981,344
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	20,097	420,429
H&R Block, Inc.	54,498	1,012,028
		1,432,457
Hotels, Restaurants & Leisure - 1.8%
Carnival Corp. unit	89,567	3,293,379
Chipotle Mexican Grill, Inc. (a)(d)	6,327	1,882,029
Darden Restaurants, Inc.	25,835	1,164,383
International Game Technology	53,455	757,457
Marriott International, Inc. Class A	49,442	1,842,703
McDonald's Corp.	201,682	17,790,369
Starbucks Corp.	149,377	8,009,595
Starwood Hotels & Resorts Worldwide, Inc.	39,369	2,258,206
Wyndham Worldwide Corp.	28,177	1,499,298
Wynn Resorts Ltd. (d)	15,962	1,795,565
Yum! Brands, Inc.	90,761	6,026,530
		46,319,514
Household Durables - 0.3%
D.R. Horton, Inc.	56,095	1,109,559
Garmin Ltd. (d)	21,933	895,305
Harman International Industries, Inc.	13,626	608,265
Leggett & Platt, Inc. (d)	28,381	772,531
Lennar Corp. Class A (d)	32,977	1,275,221
Newell Rubbermaid, Inc.	57,774	1,286,627
PulteGroup, Inc. (a)(d)	68,292	1,240,183
Whirlpool Corp.	15,640	1,591,370
		8,779,061
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	72,794	18,281,485
Expedia, Inc.	18,694	1,148,746
Netflix, Inc. (a)	11,158	1,035,239
Priceline.com, Inc. (a)	10,017	6,222,560
TripAdvisor, Inc.	22,018	923,875
		27,611,905

	Shares	Value
Leisure Equipment & Products - 0.1%
Hasbro, Inc. (d)	23,229	$ 833,921
Mattel, Inc. (d)	68,930	2,524,217
		3,358,138
Media - 3.5%
Cablevision Systems Corp. - NY Group Class A	43,347	647,604
CBS Corp. Class B	118,704	4,516,687
Comcast Corp. Class A	533,800	19,953,444
DIRECTV (a)	121,361	6,087,468
Discovery Communications, Inc. (a)(d)	47,982	3,045,897
Gannett Co., Inc.	46,160	831,342
Interpublic Group of Companies, Inc.	86,659	954,982
McGraw-Hill Companies, Inc.	55,785	3,049,766
News Corp. Class A	405,041	10,344,747
Omnicom Group, Inc.	53,070	2,651,377
Scripps Networks Interactive, Inc. Class A	17,460	1,011,283
The Walt Disney Co.	355,990	17,724,742
Time Warner Cable, Inc.	60,621	5,891,755
Time Warner, Inc.	190,208	9,097,649
Viacom, Inc. Class B (non-vtg.)	92,809	4,894,747
Washington Post Co. Class B	904	330,150
		91,033,640
Multiline Retail - 0.8%
Big Lots, Inc. (a)(d)	11,630	330,990
Dollar General Corp. (a)	52,751	2,325,792
Dollar Tree, Inc. (a)	45,642	1,851,240
Family Dollar Stores, Inc.	19,242	1,220,135
JCPenney Co., Inc. (d)	28,628	564,258
Kohl's Corp.	42,509	1,827,037
Macy's, Inc.	79,404	3,098,344
Nordstrom, Inc.	30,549	1,634,372
Target Corp.	130,734	7,735,531
		20,587,699
Specialty Retail - 2.1%
Abercrombie & Fitch Co. Class A	15,983	766,705
AutoNation, Inc. (a)	7,827	310,732
AutoZone, Inc. (a)	7,419	2,629,516
Bed Bath & Beyond, Inc. (a)	46,042	2,574,208
Best Buy Co., Inc. (d)	53,654	635,800
CarMax, Inc. (a)	45,965	1,725,526
GameStop Corp. Class A (d)	24,343	610,766
Gap, Inc.	59,711	1,853,429
Home Depot, Inc.	300,357	18,577,080
Limited Brands, Inc.	48,081	2,262,692
Lowe's Companies, Inc.	225,929	8,024,998
O'Reilly Automotive, Inc. (a)	23,026	2,058,985
PetSmart, Inc.	21,590	1,475,461
Ross Stores, Inc.	44,673	2,419,043
Staples, Inc. (d)	135,372	1,543,241
Tiffany & Co., Inc.	23,939	1,372,662
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	146,495	$ 6,218,713
Urban Outfitters, Inc. (a)	21,983	865,251
		55,924,808
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	56,989	3,163,459
Fossil, Inc. (a)	10,852	1,010,321
NIKE, Inc. Class B	146,624	7,565,798
Ralph Lauren Corp.	12,313	1,845,965
VF Corp.	17,703	2,672,622
		16,258,165
TOTAL CONSUMER DISCRETIONARY		294,274,692
CONSUMER STAPLES - 10.4%
Beverages - 2.3%
Beam, Inc.	31,963	1,952,620
Brown-Forman Corp. Class B (non-vtg.)	30,446	1,925,710
Coca-Cola Enterprises, Inc.	54,204	1,719,893
Constellation Brands, Inc. Class A (sub. vtg.) (a)	30,423	1,076,670
Dr. Pepper Snapple Group, Inc. (d)	41,806	1,846,989
Molson Coors Brewing Co. Class B	31,306	1,339,584
Monster Beverage Corp. (a)	29,950	1,583,756
PepsiCo, Inc.	310,737	21,263,733
The Coca-Cola Co.	774,855	28,088,494
		60,797,449
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	86,867	8,579,854
CVS Caremark Corp.	250,440	12,108,774
Kroger Co.	103,214	2,685,628
Safeway, Inc. (d)	48,132	870,708
Sysco Corp.	118,080	3,738,413
Wal-Mart Stores, Inc.	336,001	22,925,348
Walgreen Co.	172,577	6,387,075
Whole Foods Market, Inc.	34,660	3,165,498
		60,461,298
Food Products - 1.7%
Archer Daniels Midland Co.	132,295	3,623,560
Campbell Soup Co.	36,002	1,256,110
ConAgra Foods, Inc.	81,866	2,415,047
Dean Foods Co. (a)	37,210	614,337
General Mills, Inc.	129,615	5,237,742
H.J. Heinz Co. (d)	64,415	3,715,457
Hormel Foods Corp. (d)	26,932	840,548
Kellogg Co.	49,680	2,774,628
Kraft Foods Group, Inc.	119,005	5,411,157
McCormick & Co., Inc. (non-vtg.)	26,620	1,691,169
Mead Johnson Nutrition Co. Class A	40,784	2,687,258
Mondelez International, Inc.	356,987	9,092,459
The Hershey Co.	30,041	2,169,561

	Shares	Value
The J.M. Smucker Co.	21,789	$ 1,879,083
Tyson Foods, Inc. Class A	57,656	1,118,526
		44,526,642
Household Products - 2.1%
Clorox Co. (d)	26,209	1,919,023
Colgate-Palmolive Co.	89,219	9,326,954
Kimberly-Clark Corp.	78,603	6,636,451
Procter & Gamble Co.	549,262	37,289,397
		55,171,825
Personal Products - 0.2%
Avon Products, Inc.	86,814	1,246,649
Estee Lauder Companies, Inc. Class A	48,224	2,886,689
		4,133,338
Tobacco - 1.8%
Altria Group, Inc.	406,810	12,781,970
Lorillard, Inc.	26,003	3,033,770
Philip Morris International, Inc.	335,586	28,068,413
Reynolds American, Inc.	65,124	2,698,087
		46,582,240
TOTAL CONSUMER STAPLES		271,672,792
ENERGY - 10.8%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	88,318	3,606,907
Cameron International Corp. (a)	49,561	2,798,214
Diamond Offshore Drilling, Inc. (d)	13,964	948,993
Ensco PLC Class A	46,662	2,766,123
FMC Technologies, Inc. (a)	47,756	2,045,389
Halliburton Co.	186,417	6,466,806
Helmerich & Payne, Inc. (d)	21,239	1,189,596
Nabors Industries Ltd. (a)	58,333	842,912
National Oilwell Varco, Inc.	85,758	5,861,559
Noble Corp.	50,767	1,767,707
Rowan Companies PLC (a)	24,949	780,155
Schlumberger Ltd.	266,687	18,478,742
		47,553,103
Oil, Gas & Consumable Fuels - 9.0%
Anadarko Petroleum Corp.	100,393	7,460,204
Apache Corp.	78,602	6,170,257
Cabot Oil & Gas Corp.	42,153	2,096,690
Chesapeake Energy Corp.	104,144	1,730,873
Chevron Corp.	393,165	42,516,863
ConocoPhillips	243,851	14,140,919
CONSOL Energy, Inc.	45,757	1,468,800
Denbury Resources, Inc. (a)(d)	77,741	1,259,404
Devon Energy Corp.	75,663	3,937,503
EOG Resources, Inc.	54,415	6,572,788
EQT Corp.	30,055	1,772,644
Exxon Mobil Corp.	915,896	79,270,799
Hess Corp.	59,692	3,161,288
Kinder Morgan Holding Co. LLC	127,038	4,488,253
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	141,907	$ 4,350,869
Marathon Petroleum Corp.	68,136	4,292,568
Murphy Oil Corp.	37,087	2,208,531
Newfield Exploration Co. (a)	27,164	727,452
Noble Energy, Inc.	35,735	3,635,679
Occidental Petroleum Corp.	162,753	12,468,507
Peabody Energy Corp.	53,914	1,434,652
Phillips 66	125,714	6,675,413
Pioneer Natural Resources Co.	24,755	2,638,635
QEP Resources, Inc.	35,781	1,083,091
Range Resources Corp.	32,669	2,052,593
Southwestern Energy Co. (a)(d)	70,195	2,345,215
Spectra Energy Corp.	133,752	3,662,130
Tesoro Corp.	28,211	1,242,695
The Williams Companies, Inc.	135,361	4,431,719
Valero Energy Corp.	111,197	3,794,042
WPX Energy, Inc. (d)	40,014	595,408
		233,686,484
TOTAL ENERGY		281,239,587
FINANCIALS - 15.3%
Capital Markets - 1.9%
Ameriprise Financial, Inc.	41,345	2,589,437
Bank of New York Mellon Corp.	234,754	6,033,178
BlackRock, Inc. Class A	25,202	5,209,505
Charles Schwab Corp.	220,286	3,163,307
E*TRADE Financial Corp. (a)	51,718	462,876
Franklin Resources, Inc.	27,720	3,484,404
Goldman Sachs Group, Inc.	88,740	11,319,674
Invesco Ltd.	89,201	2,327,254
Legg Mason, Inc.	23,548	605,655
Morgan Stanley	277,626	5,308,209
Northern Trust Corp.	43,836	2,198,814
State Street Corp.	93,372	4,389,418
T. Rowe Price Group, Inc.	51,198	3,334,526
		50,426,257
Commercial Banks - 2.7%
BB&T Corp.	140,546	4,091,294
Comerica, Inc.	38,237	1,160,111
Fifth Third Bancorp	180,286	2,738,544
First Horizon National Corp.	49,645	491,982
Huntington Bancshares, Inc.	171,853	1,098,141
KeyCorp	187,554	1,579,205
M&T Bank Corp. (d)	24,429	2,405,524
PNC Financial Services Group, Inc.	106,240	6,194,854
Regions Financial Corp.	283,849	2,021,005
SunTrust Banks, Inc.	108,242	3,068,661
U.S. Bancorp	377,735	12,064,856

	Shares	Value
Wells Fargo & Co.	983,480	$ 33,615,346
Zions Bancorporation (d)	36,999	791,779
		71,321,302
Consumer Finance - 0.9%
American Express Co.	195,577	11,241,766
Capital One Financial Corp.	116,851	6,769,178
Discover Financial Services	101,401	3,909,009
SLM Corp.	92,840	1,590,349
		23,510,302
Diversified Financial Services - 3.5%
Bank of America Corp.	2,165,137	25,115,589
Citigroup, Inc.	589,095	23,304,598
CME Group, Inc.	61,614	3,124,446
IntercontinentalExchange, Inc. (a)	14,608	1,808,616
JPMorgan Chase & Co.	763,639	33,577,207
Leucadia National Corp.	39,797	946,771
Moody's Corp.	38,956	1,960,266
NYSE Euronext	48,815	1,539,625
The NASDAQ Stock Market, Inc.	23,525	588,360
		91,965,478
Insurance - 3.9%
ACE Ltd.	68,262	5,447,308
AFLAC, Inc.	94,196	5,003,692
Allstate Corp.	96,781	3,887,693
American International Group, Inc. (a)	296,565	10,468,745
Aon PLC	64,015	3,559,234
Assurant, Inc.	15,811	548,642
Berkshire Hathaway, Inc. Class B (a)	366,422	32,868,053
Cincinnati Financial Corp.	29,413	1,151,813
Genworth Financial, Inc. Class A (a)	98,801	741,996
Hartford Financial Services Group, Inc.	87,647	1,966,799
Lincoln National Corp.	55,246	1,430,871
Loews Corp.	62,464	2,545,408
Marsh & McLennan Companies, Inc.	109,358	3,769,570
MetLife, Inc.	219,173	7,219,559
Principal Financial Group, Inc.	55,438	1,581,092
Progressive Corp. (d)	111,765	2,358,242
Prudential Financial, Inc.	93,210	4,970,889
The Chubb Corp.	52,620	3,963,338
The Travelers Companies, Inc.	76,627	5,503,351
Torchmark Corp.	19,070	985,347
Unum Group	55,268	1,150,680
XL Group PLC Class A	60,387	1,513,298
		102,635,620
Real Estate Investment Trusts - 2.2%
American Tower Corp.	79,420	6,136,783
Apartment Investment & Management Co. Class A	29,238	791,180
AvalonBay Communities, Inc.	22,977	3,115,451
Boston Properties, Inc.	30,306	3,206,678
Equity Residential (SBI)	64,632	3,662,695
HCP, Inc.	90,813	4,102,931
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Health Care REIT, Inc.	52,166	$ 3,197,254
Host Hotels & Resorts, Inc.	145,590	2,281,395
Kimco Realty Corp.	81,885	1,582,018
Plum Creek Timber Co., Inc. (d)	32,458	1,440,161
Prologis, Inc.	92,589	3,378,573
Public Storage	28,964	4,198,621
Simon Property Group, Inc.	62,143	9,824,187
Ventas, Inc.	59,372	3,842,556
Vornado Realty Trust	34,028	2,724,962
Weyerhaeuser Co.	108,785	3,026,399
		56,511,844
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	60,607	1,206,079
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	95,495	776,374
People's United Financial, Inc. (d)	69,833	844,281
		1,620,655
TOTAL FINANCIALS		399,197,537
HEALTH CARE - 11.8%
Biotechnology - 1.6%
Alexion Pharmaceuticals, Inc. (a)	39,029	3,661,310
Amgen, Inc.	154,149	13,306,142
Biogen Idec, Inc. (a)	47,528	6,970,932
Celgene Corp. (a)	84,971	6,688,917
Gilead Sciences, Inc. (a)	152,199	11,179,017
		41,806,318
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	110,361	7,356,664
Becton, Dickinson & Co.	39,566	3,093,666
Boston Scientific Corp. (a)	275,810	1,580,391
C.R. Bard, Inc.	15,378	1,503,046
CareFusion Corp. (a)	44,579	1,274,068
Covidien PLC	95,096	5,490,843
DENTSPLY International, Inc.	28,511	1,129,321
Edwards Lifesciences Corp. (a)(d)	23,184	2,090,501
Intuitive Surgical, Inc. (a)	7,988	3,917,076
Medtronic, Inc.	203,165	8,333,828
St. Jude Medical, Inc.	61,908	2,237,355
Stryker Corp.	58,046	3,182,082
Varian Medical Systems, Inc. (a)(d)	21,977	1,543,664
Zimmer Holdings, Inc.	34,854	2,323,368
		45,055,873
Health Care Providers & Services - 1.9%
Aetna, Inc.	67,213	3,111,962
AmerisourceBergen Corp.	47,303	2,042,544
Cardinal Health, Inc.	68,256	2,810,782
CIGNA Corp.	57,431	3,070,261
Coventry Health Care, Inc.	27,019	1,211,262

	Shares	Value
DaVita, Inc. (a)	16,839	$ 1,861,215
Express Scripts Holding Co. (a)	164,001	8,856,054
Humana, Inc.	31,785	2,181,405
Laboratory Corp. of America Holdings (a)	19,004	1,646,126
McKesson Corp.	47,417	4,597,552
Patterson Companies, Inc.	16,804	575,201
Quest Diagnostics, Inc.	31,934	1,860,794
Tenet Healthcare Corp. (a)	21,389	694,501
UnitedHealth Group, Inc.	205,201	11,130,102
WellPoint, Inc.	60,999	3,716,059
		49,365,820
Health Care Technology - 0.1%
Cerner Corp. (a)(d)	29,295	2,274,464
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	69,996	2,865,636
Life Technologies Corp. (a)	34,563	1,696,352
PerkinElmer, Inc.	23,057	731,829
Thermo Fisher Scientific, Inc.	72,361	4,615,185
Waters Corp. (a)	17,468	1,521,812
		11,430,814
Pharmaceuticals - 6.0%
Abbott Laboratories	317,530	20,798,215
Allergan, Inc.	61,779	5,666,988
Bristol-Myers Squibb Co.	331,596	10,806,714
Eli Lilly & Co.	205,142	10,117,603
Forest Laboratories, Inc. (a)	47,026	1,660,958
Hospira, Inc. (a)(d)	33,190	1,036,856
Johnson & Johnson	556,701	39,024,740
Merck & Co., Inc.	610,700	25,002,058
Mylan, Inc. (a)	81,866	2,249,678
Perrigo Co.	17,728	1,844,244
Pfizer, Inc.	1,479,019	37,093,797
Watson Pharmaceuticals, Inc. (a)	25,664	2,207,104
		157,508,955
TOTAL HEALTH CARE		307,442,244
INDUSTRIALS - 9.9%
Aerospace & Defense - 2.3%
General Dynamics Corp.	66,670	4,618,231
Honeywell International, Inc.	157,366	9,988,020
L-3 Communications Holdings, Inc.	18,895	1,447,735
Lockheed Martin Corp.	53,953	4,979,322
Northrop Grumman Corp.	49,306	3,332,099
Precision Castparts Corp.	29,236	5,537,883
Raytheon Co.	66,265	3,814,213
Rockwell Collins, Inc. (d)	28,166	1,638,416
Textron, Inc.	56,614	1,403,461
The Boeing Co.	136,333	10,274,055
United Technologies Corp.	169,389	13,891,592
		60,925,027
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	32,381	$ 2,047,127
Expeditors International of Washington, Inc.	41,981	1,660,349
FedEx Corp.	58,679	5,382,038
United Parcel Service, Inc. Class B	143,734	10,597,508
		19,687,022
Airlines - 0.1%
Southwest Airlines Co.	148,248	1,518,060
Building Products - 0.0%
Masco Corp.	71,735	1,195,105
Commercial Services & Supplies - 0.5%
ADT Corp.	46,699	2,171,037
Avery Dennison Corp.	20,007	698,644
Cintas Corp.	21,327	872,274
Iron Mountain, Inc.	33,509	1,040,454
Pitney Bowes, Inc. (d)	40,328	429,090
Republic Services, Inc.	60,075	1,762,000
Stericycle, Inc. (a)	17,254	1,609,281
Tyco International Ltd.	93,555	2,736,484
Waste Management, Inc.	87,598	2,955,557
		14,274,821
Construction & Engineering - 0.2%
Fluor Corp.	33,449	1,964,794
Jacobs Engineering Group, Inc. (a)	26,130	1,112,354
Quanta Services, Inc. (a)	42,820	1,168,558
		4,245,706
Electrical Equipment - 0.7%
Eaton Corp. PLC	92,762	5,027,700
Emerson Electric Co.	145,467	7,703,932
Rockwell Automation, Inc.	27,985	2,350,460
Roper Industries, Inc.	19,765	2,203,402
		17,285,494
Industrial Conglomerates - 2.4%
3M Co.	127,878	11,873,472
Danaher Corp.	116,886	6,533,927
General Electric Co.	2,106,523	44,215,918
		62,623,317
Machinery - 1.9%
Caterpillar, Inc.	131,364	11,767,587
Cummins, Inc.	35,508	3,847,292
Deere & Co.	78,679	6,799,439
Dover Corp.	35,960	2,362,932
Flowserve Corp.	10,041	1,474,019
Illinois Tool Works, Inc.	85,651	5,208,437
Ingersoll-Rand PLC	56,234	2,696,983
Joy Global, Inc.	21,269	1,356,537
PACCAR, Inc.	70,918	3,206,203
Pall Corp.	22,316	1,344,762
Parker Hannifin Corp.	29,968	2,549,078

	Shares	Value
Pentair Ltd. (d)	42,244	$ 2,076,293
Snap-On, Inc.	11,698	924,025
Stanley Black & Decker, Inc.	33,906	2,508,027
Xylem, Inc.	37,323	1,011,453
		49,133,067
Professional Services - 0.1%
Dun & Bradstreet Corp. (d)	8,952	704,075
Equifax, Inc.	24,025	1,300,233
Robert Half International, Inc.	28,272	899,615
		2,903,923
Road & Rail - 0.8%
CSX Corp.	207,187	4,087,800
Norfolk Southern Corp.	63,488	3,926,098
Ryder System, Inc.	10,268	512,681
Union Pacific Corp.	94,495	11,879,911
		20,406,490
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	54,169	2,529,151
W.W. Grainger, Inc.	12,006	2,429,654
		4,958,805
TOTAL INDUSTRIALS		259,156,837
INFORMATION TECHNOLOGY - 18.7%
Communications Equipment - 1.9%
Cisco Systems, Inc.	1,066,540	20,957,511
F5 Networks, Inc. (a)	15,880	1,542,742
Harris Corp.	22,813	1,116,924
JDS Uniphase Corp. (a)	46,997	636,339
Juniper Networks, Inc. (a)	103,570	2,037,222
Motorola Solutions, Inc.	56,348	3,137,457
QUALCOMM, Inc.	342,311	21,230,128
		50,658,323
Computers & Peripherals - 4.9%
Apple, Inc.	188,969	100,726,143
Dell, Inc.	293,151	2,969,620
EMC Corp. (a)	423,192	10,706,758
Hewlett-Packard Co.	394,969	5,628,308
NetApp, Inc. (a)	71,973	2,414,694
SanDisk Corp. (a)	48,571	2,115,753
Seagate Technology (d)	67,491	2,057,126
Western Digital Corp.	44,042	1,871,345
		128,489,747
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	32,210	2,083,987
Corning, Inc.	296,874	3,746,550
FLIR Systems, Inc.	30,138	672,379
Jabil Circuit, Inc.	37,577	724,860
Molex, Inc.	27,755	758,544
TE Connectivity Ltd.	84,888	3,151,043
		11,137,363
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.2%
Akamai Technologies, Inc. (a)	35,650	$ 1,458,442
eBay, Inc. (a)	233,946	11,935,925
Google, Inc. Class A (a)	53,467	37,927,886
VeriSign, Inc. (a)(d)	31,189	1,210,757
Yahoo!, Inc. (a)	209,072	4,160,533
		56,693,543
IT Services - 3.8%
Accenture PLC Class A	128,269	8,529,889
Automatic Data Processing, Inc.	97,524	5,559,843
Cognizant Technology Solutions Corp. Class A (a)	60,304	4,465,511
Computer Sciences Corp.	31,211	1,250,001
Fidelity National Information Services, Inc.	50,064	1,742,728
Fiserv, Inc. (a)	26,813	2,119,031
IBM Corp.	213,365	40,870,066
MasterCard, Inc. Class A	21,467	10,546,308
Paychex, Inc. (d)	64,981	2,023,508
SAIC, Inc.	57,001	645,251
Teradata Corp. (a)	33,969	2,102,341
The Western Union Co.	119,843	1,631,063
Total System Services, Inc.	32,278	691,395
Visa, Inc. Class A	104,724	15,874,064
		98,050,999
Office Electronics - 0.1%
Xerox Corp.	253,846	1,731,230
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Micro Devices, Inc. (a)(d)	121,566	291,758
Altera Corp.	64,398	2,217,867
Analog Devices, Inc.	60,538	2,546,228
Applied Materials, Inc.	240,590	2,752,350
Broadcom Corp. Class A	104,234	3,461,611
First Solar, Inc. (a)(d)	12,063	372,505
Intel Corp.	999,596	20,621,665
KLA-Tencor Corp.	33,450	1,597,572
Lam Research Corp. (a)	34,420	1,243,595
Linear Technology Corp.	46,483	1,594,367
LSI Corp. (a)	111,170	787,084
Microchip Technology, Inc. (d)	39,093	1,274,041
Micron Technology, Inc. (a)	204,411	1,298,010
NVIDIA Corp.	125,522	1,542,665
Teradyne, Inc. (a)(d)	37,736	637,361
Texas Instruments, Inc.	225,151	6,966,172
Xilinx, Inc.	52,415	1,881,699
		51,086,550
Software - 3.4%
Adobe Systems, Inc. (a)	99,448	3,747,201
Autodesk, Inc. (a)	45,138	1,595,628
BMC Software, Inc. (a)(d)	28,635	1,135,664
CA Technologies, Inc.	67,352	1,480,397

	Shares	Value
Citrix Systems, Inc. (a)	37,508	$ 2,466,151
Electronic Arts, Inc. (a)	61,297	890,645
Intuit, Inc.	55,904	3,326,288
Microsoft Corp.	1,521,655	40,673,838
Oracle Corp.	755,093	25,159,699
Red Hat, Inc. (a)	38,836	2,056,755
salesforce.com, Inc. (a)(d)	26,243	4,411,448
Symantec Corp. (a)	139,393	2,621,982
		89,565,696
TOTAL INFORMATION TECHNOLOGY		487,413,451
MATERIALS - 3.5%
Chemicals - 2.5%
Air Products & Chemicals, Inc.	42,758	3,592,527
Airgas, Inc.	14,120	1,289,015
CF Industries Holdings, Inc.	12,630	2,565,911
E.I. du Pont de Nemours & Co.	187,318	8,423,690
Eastman Chemical Co.	30,809	2,096,552
Ecolab, Inc.	52,956	3,807,536
FMC Corp.	27,600	1,615,152
International Flavors & Fragrances, Inc.	16,385	1,090,258
LyondellBasell Industries NV Class A	76,259	4,353,626
Monsanto Co.	107,392	10,164,653
PPG Industries, Inc.	30,805	4,169,457
Praxair, Inc.	59,688	6,532,852
Sherwin-Williams Co.	17,191	2,644,320
Sigma Aldrich Corp. (d)	24,171	1,778,502
The Dow Chemical Co.	240,906	7,786,082
The Mosaic Co.	55,579	3,147,439
		65,057,572
Construction Materials - 0.0%
Vulcan Materials Co. (d)	26,034	1,355,070
Containers & Packaging - 0.1%
Ball Corp.	30,906	1,383,044
Bemis Co., Inc.	20,749	694,262
Owens-Illinois, Inc. (a)	33,051	702,995
Sealed Air Corp.	39,075	684,203
		3,464,504
Metals & Mining - 0.7%
Alcoa, Inc.	214,383	1,860,844
Allegheny Technologies, Inc.	21,558	654,501
Cliffs Natural Resources, Inc. (d)	28,625	1,103,780
Freeport-McMoRan Copper & Gold, Inc.	190,702	6,522,008
Newmont Mining Corp.	99,725	4,631,229
Nucor Corp.	63,808	2,755,229
Titanium Metals Corp.	14,732	243,225
United States Steel Corp. (d)	28,984	691,848
		18,462,664
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.2%
International Paper Co.	88,217	$ 3,514,565
MeadWestvaco Corp.	35,115	1,119,115
		4,633,680
TOTAL MATERIALS		92,973,490
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	1,141,018	38,463,717
CenturyLink, Inc. (d)	125,404	4,905,804
Frontier Communications Corp. (d)	200,571	858,444
Verizon Communications, Inc.	573,305	24,806,907
Windstream Corp. (d)	118,145	978,241
		70,013,113
Wireless Telecommunication Services - 0.3%
Crown Castle International Corp. (a)	58,891	4,249,575
MetroPCS Communications, Inc. (a)	63,634	632,522
Sprint Nextel Corp. (a)	603,577	3,422,282
		8,304,379
TOTAL TELECOMMUNICATION SERVICES		78,317,492
UTILITIES - 3.4%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	97,478	4,160,361
Duke Energy Corp.	141,471	9,025,850
Edison International	65,450	2,957,686
Entergy Corp.	35,704	2,276,130
Exelon Corp.	171,611	5,103,711
FirstEnergy Corp.	84,013	3,508,383
NextEra Energy, Inc.	85,015	5,882,188
Northeast Utilities	63,066	2,464,619
Pepco Holdings, Inc.	46,097	903,962
Pinnacle West Capital Corp.	22,037	1,123,446
PPL Corp.	116,855	3,345,559
Southern Co.	175,593	7,517,136
Xcel Energy, Inc.	97,955	2,616,378
		50,885,409
Gas Utilities - 0.1%
AGL Resources, Inc.	23,660	945,690
ONEOK, Inc.	41,103	1,757,153
		2,702,843
Independent Power Producers & Energy Traders - 0.1%
NRG Energy, Inc. (d)	64,742	1,488,419
The AES Corp.	124,043	1,327,260
		2,815,679
Multi-Utilities - 1.2%
Ameren Corp.	48,741	1,497,324
CenterPoint Energy, Inc.	85,866	1,652,921

	Shares	Value
CMS Energy Corp.	53,015	$ 1,292,506
Consolidated Edison, Inc. (d)	58,833	3,267,585
Dominion Resources, Inc.	115,430	5,979,274
DTE Energy Co.	34,567	2,075,748
Integrys Energy Group, Inc.	15,650	817,243
NiSource, Inc.	62,225	1,548,780
PG&E Corp.	86,377	3,470,628
Public Service Enterprise Group, Inc.	101,630	3,109,878
SCANA Corp.	26,475	1,208,319
Sempra Energy	45,183	3,205,282
TECO Energy, Inc. (d)	40,898	685,450
Wisconsin Energy Corp.	46,217	1,703,096
		31,514,034
TOTAL UTILITIES		87,917,965
TOTAL COMMON STOCKS (Cost $1,504,713,521)		2,559,606,087
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.14% 4/11/13 to 4/25/13 (e) (Cost $2,149,191)	$ 2,150,000	2,149,548
Money Market Funds - 4.1%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	36,551,234	36,551,234
Fidelity Securities Lending Cash Central Fund, 0.18% (b)(c)	70,915,562	70,915,562
TOTAL MONEY MARKET FUNDS (Cost $107,466,796)		107,466,796
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $1,614,329,508)	2,669,222,431
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(59,311,782)
NET ASSETS - 100%	$ 2,609,910,649
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
114 CME E-mini S&P 500 Index Contracts	March 2013	$ 40,472,850	$ 186,242
48 CME E-mini S&P 500 Index Contracts	March 2013	3,408,240	8,616
TOTAL EQUITY INDEX CONTRACTS		$ 43,881,090	$ 194,858
The face value of futures purchased as a percentage of net assets is 1.7%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,149,548.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 40,110
Fidelity Securities Lending Cash Central Fund	363,068
Total	$ 403,178
Other Information

The following is a summary of the inputs used, as of December 31, 2012, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 294,274,692	$ 294,274,692	$ -	$ -
Consumer Staples	271,672,792	271,672,792	-	-
Energy	281,239,587	281,239,587	-	-
Financials	399,197,537	399,197,537	-	-
Health Care	307,442,244	307,442,244	-	-
Industrials	259,156,837	259,156,837	-	-
Information Technology	487,413,451	487,413,451	-	-
Materials	92,973,490	92,973,490	-	-
Telecommunication Services	78,317,492	78,317,492	-	-
Utilities	87,917,965	87,917,965	-	-
U.S. Government and Government Agency Obligations	2,149,548	-	2,149,548	-
Money Market Funds	107,466,796	107,466,796	-	-
Total Investments in Securities:	$ 2,669,222,431	$ 2,667,072,883	$ 2,149,548	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 194,858	$ 194,858	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2012. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 194,858	$ -
Total Value of Derivatives	$ 194,858	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2012

Assets
Investment in securities, at value (including securities loaned of $70,459,656) - See accompanying schedule: Unaffiliated issuers (cost $1,506,862,712)	$ 2,561,755,635
Fidelity Central Funds (cost $107,466,796)	107,466,796
Total Investments (cost $1,614,329,508)		$ 2,669,222,431
Segregated cash with broker for futures contracts		576,000
Cash		1,437
Receivable for investments sold		380,255
Receivable for fund shares sold		9,095,039
Dividends receivable		2,857,044
Distributions receivable from Fidelity Central Funds		33,797
Receivable for daily variation margin on futures contracts		1,173,882
Other receivables		35,309
Total assets		2,683,375,194

Liabilities
Payable for fund shares redeemed	$ 2,237,705
Accrued management fee	96,882
Distribution and service plan fees payable	60,614
Other affiliated payables	118,470
Other payables and accrued expenses	35,312
Collateral on securities loaned, at value	70,915,562
Total liabilities		73,464,545

Net Assets		$ 2,609,910,649
Net Assets consist of:
Paid in capital		$ 1,534,913,332
Undistributed net investment income		152,302
Accumulated undistributed net realized gain (loss) on investments		19,757,234
Net unrealized appreciation (depreciation) on investments		1,055,087,781
Net Assets		$ 2,609,910,649

Statement of Assets and Liabilities - continued

December 31, 2012

Initial Class: Net Asset Value, offering price and redemption price per share ($2,294,364,379 ÷ 15,832,633 shares)	$ 144.91

Service Class: Net Asset Value, offering price and redemption price per share ($41,442,608 ÷ 286,738 shares)	$ 144.53

Service Class 2: Net Asset Value, offering price and redemption price per share ($274,103,662 ÷ 1,908,290 shares)	$ 143.64

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2012

Investment Income
Dividends		$ 56,222,015
Interest		1,674
Income from Fidelity Central Funds		403,178
Total income		56,626,867

Expenses
Management fee	$ 1,105,856
Transfer agent fees	1,351,601
Distribution and service plan fees	697,483
Independent trustees' compensation	16,371
Miscellaneous	6,444
Total expenses before reductions	3,177,755
Expense reductions	(60)	3,177,695
Net investment income (loss)		53,449,172
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,163,457
Futures contracts	5,858,042
Total net realized gain (loss)		26,021,499
Change in net unrealized appreciation (depreciation) on: Investment securities	268,324,952
Futures contracts	(264,914)
Total change in net unrealized appreciation (depreciation)		268,060,038
Net gain (loss)		294,081,537
Net increase (decrease) in net assets resulting from operations		$ 347,530,709

Statement of Changes in Net Assets

	Year ended December 31, 2012	Year ended December 31, 2011
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 53,449,172	$ 42,729,839
Net realized gain (loss)	26,021,499	28,415,126
Change in net unrealized appreciation (depreciation)	268,060,038	(28,150,513)
Net increase (decrease) in net assets resulting from operations	347,530,709	42,994,452
Distributions to shareholders from net investment income	(52,954,383)	(43,244,270)
Distributions to shareholders from net realized gain	(30,334,618)	(51,595,129)
Total distributions	(83,289,001)	(94,839,399)
Share transactions - net increase (decrease)	149,810,206	36,547,032
Total increase (decrease) in net assets	414,051,914	(15,297,915)

Net Assets
Beginning of period	2,195,858,735	2,211,156,650
End of period (including undistributed net investment income of $152,302 and distributions in excess of net investment income of $371,329, respectively)	$ 2,609,910,649	$ 2,195,858,735

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 129.33	$ 132.39	$ 119.62	$ 99.19	$ 164.03
Income from Investment Operations
Net investment income (loss) C	3.12	2.58	2.35	2.37	3.03
Net realized and unrealized gain (loss)	17.29	.10	15.13	23.03	(63.32)
Total from investment operations	20.41	2.68	17.48	25.40	(60.29)
Distributions from net investment income	(3.06)	(2.65)	(2.44)	(2.72)	(3.07)
Distributions from net realized gain	(1.77)	(3.09)	(2.27)	(2.25)	(1.48)
Total distributions	(4.83)	(5.74)	(4.71)	(4.97)	(4.55)
Net asset value, end of period	$ 144.91	$ 129.33	$ 132.39	$ 119.62	$ 99.19
Total Return A, B	15.91%	2.04%	15.02%	26.61%	(37.00)%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.20%	1.96%	1.94%	2.31%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,294,364	$ 1,918,592	$ 1,931,271	$ 1,767,750	$ 1,525,779
Portfolio turnover rate E	5%	5%	5%	6%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 129.00	$ 132.07	$ 119.35	$ 98.99	$ 163.66
Income from Investment Operations
Net investment income (loss) C	2.97	2.44	2.22	2.27	2.88
Net realized and unrealized gain (loss)	17.25	.10	15.09	22.96	(63.14)
Total from investment operations	20.22	2.54	17.31	25.23	(60.26)
Distributions from net investment income	(2.92)	(2.52)	(2.32)	(2.62)	(2.93)
Distributions from net realized gain	(1.77)	(3.09)	(2.27)	(2.25)	(1.48)
Total distributions	(4.69)	(5.61)	(4.59)	(4.87)	(4.41)
Net asset value, end of period	$ 144.53	$ 129.00	$ 132.07	$ 119.35	$ 98.99
Total Return A, B	15.80%	1.93%	14.91%	26.48%	(37.07)%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.10%	1.86%	1.84%	2.21%	2.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 41,443	$ 37,095	$ 37,209	$ 32,708	$ 24,340
Portfolio turnover rate E	5%	5%	5%	6%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2012	2011	2010	2009	2008
Selected Per-Share Data
Net asset value, beginning of period	$ 128.24	$ 131.31	$ 118.71	$ 98.50	$ 162.79
Income from Investment Operations
Net investment income (loss) C	2.74	2.23	2.03	2.11	2.66
Net realized and unrealized gain (loss)	17.14	.11	14.97	22.82	(62.74)
Total from investment operations	19.88	2.34	17.00	24.93	(60.08)
Distributions from net investment income	(2.71)	(2.32)	(2.13)	(2.47)	(2.73)
Distributions from net realized gain	(1.77)	(3.09)	(2.27)	(2.25)	(1.48)
Total distributions	(4.48)	(5.41)	(4.40)	(4.72)	(4.21)
Net asset value, end of period	$ 143.64	$ 128.24	$ 131.31	$ 118.71	$ 98.50
Total ReturnA, B	15.62%	1.78%	14.73%	26.30%	(37.16)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.95%	1.71%	1.69%	2.06%	1.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 274,104	$ 240,172	$ 242,677	$ 220,221	$ 170,637
Portfolio turnover rate E	5%	5%	5%	6%	6%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2012

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Fund's Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2012, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of December 31, 2012, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,264,638,182
Gross unrealized depreciation	(212,017,184)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,052,620,998

Tax Cost	$ 1,616,601,433

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 585,312
Undistributed long-term capital gain	$ 21,826,375
Net unrealized appreciation (depreciation)	$ 1,052,620,998

The tax character of distributions paid was as follows:

	December 31, 2012	December 31, 2011
Ordinary Income	$ 57,066,938	$ 46,257,668
Long-term Capital Gains	26,222,063	48,581,731
Total	$ 83,289,001	$ 94,839,399

New Accounting Pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Annual Report

4. Derivative Instruments - continued

Futures Contracts - continued

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period, the Fund recognized net realized gain (loss) of $5,858,042 and a change in net unrealized appreciation (depreciation) of $(264,914) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $246,021,052 and $109,218,560, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, FMR pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 39,142
Service Class 2	658,341
$ 697,483

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .067% of each class's average net assets. In addition, FIIOC receives an asset-based fee of .0038% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. Under the expense contract, each class pays a portion of the transfer agent fees at an annual rate of .055% of the class' average net assets. For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,185,239
Service Class	21,527
Service Class 2	144,835
$ 1,351,601

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,444 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $363,068.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $60.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2012	2011
From net investment income
Initial Class	$ 47,042,989	$ 38,255,176
Service Class	817,750	707,018
Service Class 2	5,093,644	4,282,076
Total	$ 52,954,383	$ 43,244,270
From net realized gain
Initial Class	$ 26,520,646	$ 44,996,692
Service Class	492,115	869,322
Service Class 2	3,321,857	5,729,115
Total	$ 30,334,618	$ 51,595,129

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2012	2011	2012	2011
Initial Class
Shares sold	2,686,566	1,835,066	$ 383,379,462	$ 243,984,868
Reinvestment of distributions	520,317	638,728	73,563,635	83,251,868
Shares redeemed	(2,209,387)	(2,226,316)	(312,125,251)	(294,250,679)
Net increase (decrease)	997,496	247,478	$ 144,817,846	$ 32,986,057
Service Class
Shares sold	32,821	31,831	$ 4,627,611	$ 4,163,777
Reinvestment of distributions	9,295	12,115	1,309,865	1,576,340
Shares redeemed	(42,924)	(38,138)	(5,946,964)	(4,956,107)
Net increase (decrease)	(808)	5,808	$ (9,488)	$ 784,010
Service Class 2
Shares sold	338,381	359,331	$ 47,591,017	$ 46,317,215
Reinvestment of distributions	60,133	77,281	8,415,501	10,011,190
Shares redeemed	(363,069)	(411,858)	(51,004,670)	(53,551,440)
Net increase (decrease)	35,445	24,754	$ 5,001,848	$ 2,776,965

Annual Report

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 31% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2013

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 234 funds advised by FMR or an affiliate. Mr. Curvey oversees 452 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (55)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (64)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (59)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (68)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (68)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (62)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (68)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (73)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Univar Inc. (global distributor of commodity and specialty chemicals, Chairman from 2010-May 2012 and Lead Director from May 2012-present), Teradata Corporation (data warehousing and technology solutions, 2008-present), Maersk Inc. (industrial conglomerate), and Tyco International, Ltd. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012).

David M. Thomas (63)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011). In addition, Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (62)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for David A. Rosow and Garnett A. Smith may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (68)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

David A. Rosow (70)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Chairman and Chief Executive Officer of International Golf Group, Inc. (golf course development, 1989-present). Previously, Mr. Rosow served as Chairman and Chief Executive Officer of Rosow & Company, Inc. (private investment company, 1989-2011), a Lead Director of Hudson United Bancorp (2001-2006) and as a Director of TD Banknorth (1996-2006). In addition, Mr. Rosow is a member (2008-present) and President (2009-present) of the Town Council of Palm Beach, Florida.

Garnett A. Smith (65)

Year of Election or Appointment: 2012

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith is a board member of the Jackson Hole Land Trust (2009-present).

Kenneth B. Robins (43)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (47)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (48)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (44)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (43)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Joseph A. Hanlon (44)

Year of Election or Appointment: 2012

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), Fidelity Management & Research (Japan) Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), and Strategic Advisers, Inc. (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President (2011-present) and Assistant Treasurer (2010-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephen Sadoski (41)

Year of Election or Appointment: 2012

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2013-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Stacie Smith (38)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Equity and High Income Funds. Ms. Smith is an employee of Fidelity Investments (2009-present). Previously, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Stephanie J. Dorsey (43)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2012-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (54)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Hebble served as President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/08/2013	02/08/2013	$0.011	$1.227

Service Class	02/08/2013	02/08/2013	$0.011	$1.227

Service Class 2	02/08/2013	02/08/2013	$0.011	$1.227

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2012, $21,826,374, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 23% and 93%; Service Class designates 23% and 97%; and Service Class 2 designates 23% and 100% of the dividends distributed in February and December, 2012, respectively as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a "Stock Selector" sector neutral investment approach and employing a team of portfolio managers who are sector specialists to manage certain funds; (vi) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of the fund was lower than its benchmark for the one- and five-year periods, although the three-year cumulative total return of Initial Class was comparable to its benchmark. The Board noted that the fund bears fees, expenses, and brokerage commissions while the benchmark does not. In addition, the Board noted that the performance of the fund and benchmark may vary due to valuation differences. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses, and that "fund-level" non-management expenses may exceed the fund's management fee and result in a negative net management fee. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective September 1, 2011) that lowered the fund's management fee from 0.10% to 0.045%. The Board also considered that it had approved an amended and restated sub-advisory contract for the fund with Geode Capital Management, LLC (Geode) that lowered the sub-advisory fees that FMR pays to Geode. The Board considered that the chart reflects the fund's lower management fee for 2011, as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

Annual Report

The Board also considered that current contractual arrangements for the fund in effect oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be increased without the approval of the Board and the shareholders of the applicable class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) Fidelity's compensation structure for portfolio managers and other key investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, the potential impact of regulatory changes on such structures, and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and the possibility of implementing performance fee structures for additional funds; and (ix) the impact of net redemptions from the Fidelity funds.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0213
1.540028.115

Item 2. Code of Ethics

As of the end of the period, December 31, 2012, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$2,700
Disciplined Small Cap Portfolio	$38,000	$-	$5,700	$400
Index 500 Portfolio	$44,000	$-	$5,700	$700

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$2,200
Disciplined Small Cap Portfolio	$38,000	$-	$5,700	$300
Index 500 Portfolio	$44,000	$-	$5,700	$600

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2012A	December 31, 2011A
Audit-Related Fees	$910,000	$610,000
Tax Fees	$-	$-
All Other Fees	$955,000	$430,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2012 A	December 31, 2011 A
Deloitte Entities	$1,915,000	$1,155,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 20, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 20, 2013